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AGREEMENT
by and between
Daiichi Sankyo Company, Limited
and
ESPERION THERAPEUTICS, INC.
April 26, 2021

1

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TABLE OF CONTENTS

		Page
1.	DEFINITIONS	1
2.	DEVELOPMENT	11
3.	REGULATORY MATTERS	13
4.	COMMERCIALIZATION	16
5.	MANUFACTURE AND SUPPLY	28
6.	COLLABORATION MANAGEMENT	19
7.	CONFIDENTIALITY AND PUBLICATION	22
8.	LICENSES	24
9.	FINANCIAL TERMS; ROYALTY REPORTS; PAYMENTS AND AUDITS	27
10.	REPRESENTATIONS, WARRANTIES AND COVENANTS	30
11.	INDEMNIFICATION; LIMITATION OF LIABILITY; INSURANCE	32
12.	INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED MATTERS	33
13.	TERM AND TERMINATION; REMEDIES	38
14.	MISCELLANEOUS	41

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SCHEDULES

Schedule 1.52 Third Party Agreements
Schedule 1.53 Esperion Trademarks
Schedule 1.81 Licensed Products
Schedule 2.1.2 Agreed Development Plan
Schedule 3.9 Safety Data Exchange Agreement
Schedule 5.4 Quality Agreement
Schedule 7.3 Press Release
Schedule 10.2 Disclosure Schedule
Schedule 10.2.4 Existing Esperion Patent Rights

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LICENSE AND COLLABORATION AGREEMENT

This LICENSE AND COLLABORATION AGREEMENT (this “Agreement”), entered into as of April 26, 2021 (the “Effective Date”), is entered into by and between Daiichi Sankyo Company, Limited, a company organized and existing under the laws of Japan (“DS”) and Esperion Therapeutics, Inc., a corporation organized and existing under the laws of the state of Delaware (“Esperion”).

RECITALS

WHEREAS, Esperion owns or otherwise controls certain technology and information relating to Bempedoic Acid and the Licensed Products;
WHEREAS, DS is a pharmaceutical company that conducts research, development, manufacturing and commercialization of pharmaceutical products; and
WHEREAS, Esperion desires to grant to DS exclusive rights to Develop, Manufacture and Commercialize Licensed Products in the Field in the DS Territory, and DS desires to undertake such Development, Manufacturing and Commercialization activities, each in accordance with the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Agreement, the Parties hereby agree as follows:
1.DEFINITIONS
Unless specifically set forth to the contrary herein, the following terms, whether used in the singular or plural, shall have the respective meanings set forth below:
1.1“Acquired Business” has the meaning set forth in Section 14.14.3 (Acquired Programs).
1.2“Acquirer” has the meaning set forth in Section 14.14.2 (Future Acquisition of a Party or its Business).
1.3“Action” has the meaning set forth in Section 14.3 (Jurisdiction).
1.4“Affiliate” means, with respect to a Person, any other Person which controls, is controlled by, or is under common control with the applicable Person. For purposes of this definition, “control” shall mean: (a) in the case of corporate entities, direct or indirect ownership of at least fifty percent (50%) of the stock or shares entitled to vote for the election of directors, or otherwise having the power to control or direct the affairs of such Person; and (b) in the case of non-corporate entities, direct or indirect ownership of at least fifty percent (50%) of the equity interest or the power to direct the management and policies of such non-corporate entities.
1.5“Agreed Development Plan” has the meaning set forth in Section 2.1.2 (Development in South Korea and Taiwan).
1.6“Agreement” has the meaning set forth in the Preamble.
1.7“Alliance Manager” has the meaning set forth in Section 6.1.4(a) (Alliance Managers; Appointment).
1.8“API(s)” means the active pharmaceutical ingredient Bempedoic Acid.

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1.9“Bankrupt Party” has the meaning set forth in Section 8.6 (Bankruptcy and Section 365(n)).
1.10“Bankruptcy Code” has the meaning set forth in Section 8.6 (Bankruptcy and Section 365(n)).
1.11“Bempedoic Acid” means 8-Hydroxy-2,2,14,14-tetramethylpentadecanedioic acid.
1.12“Bulk Tablets” means the Licensed Product in bulk tablet form packaged in drums.
1.13“Calendar Quarter” means the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31 of each calendar year, provided that (a) the first Calendar Quarter of the Term shall begin on the Effective Date and end on the first to occur of March 31, June 30, September 30 or December 31 thereafter and the last Calendar Quarter of the Term shall end on the last day of the Term and (b) the first Calendar Quarter of a Royalty Term for a Licensed Product in a country shall begin on the First Commercial Sale of a Licensed Product in such country and end on the first to occur of March 31, June 30, September 30 or December 31 thereafter and the last Calendar Quarter of a Royalty Term shall end on the last day of such Royalty Term.
1.14“Calendar Year” means each successive period of twelve (12) months commencing on January 1 and ending on December 31, provided that (a) the first Calendar Year of the Term shall begin on the Effective Date and end on the first December 31 thereafter and the last Calendar Year of the Term shall end on the last day of the Term and (b) the first Calendar Year of a Royalty Term for a Licensed Product in a country shall begin on the First Commercial Sale of a Licensed Product in such country and end on the first December 31 thereafter and the last Calendar Year of the Term shall end on the last day of such Royalty Term.
1.15“Change of Control” means any of the following events: (a) any Person becomes the “beneficial owner” (as such term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder (or, in each case, any successor thereto), it being understood that a Person shall not be deemed to have “beneficial ownership” of (x) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of its Affiliates until such tendered securities are accepted for purchase or exchange thereunder, or (y) any securities if beneficial ownership in respect thereof (i) arises solely as a result of a revocable proxy delivered in response to a proxy or consent solicitation made pursuant to the applicable rules and regulations under the Exchange Act, and (ii) is not also then reportable on Schedule 13D or Schedule 13G (or any successor schedule) under the Exchange Act, directly or indirectly, of a majority of the total voting power represented by all classes of capital stock then outstanding of Esperion normally entitled to vote in elections of directors; (b) (i) Esperion reorganizes, consolidates or comes under common control with, or merges into another corporation or entity, or (ii) any corporation or entity reorganizes, consolidates or comes under common control with, or merges into Esperion, in either event of the foregoing clauses (i) or (ii), where stockholders of Esperion immediately prior to the consummation of such transaction hold less than fifty percent (50%) of the securities outstanding of the surviving entity normally entitled to vote in elections of directors immediately following consummation of such transaction; or (c) Esperion conveys, transfers or leases all or substantially all of its assets to any Person other than a directly or indirectly wholly owned Affiliate of Esperion.
1.16“cGMP” or “current Good Manufacturing Practices” means the then-current standards for good manufacturing practices for biological or therapeutic products, as appropriate, as set forth in the FD&C Act, or applicable regulations promulgated thereunder, as amended from time to time, and such standards of good manufacturing practice as are required by other Governmental Authorities in countries in which Licensed Products are intended to be manufactured or sold.
1.17“Clinical Study” or “Clinical Studies” means a human clinical study conducted on human subjects, including any Phase 1 Clinical Study, Phase 2 Clinical Study or Phase 3 Clinical Study that involves a test product, drug or device and that either is subject to requirements for prior submission to a Regulatory Authority or is not subject to requirements for prior submission to a Regulatory Authority but

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the results of which are intended to be submitted later to, or held for inspection by, a Regulatory Authority as part of an application for a research permit or Regulatory Approval, and includes studies relating to the safety, tolerability, pharmacological activity, pharmacokinetics, dose ranging or efficacy of the product, drug or device.
1.18“CMO” has the meaning set forth in Section 5.2.4 (CMO Step-In Rights).
1.19“Co-Chairpersons” has the meaning set forth in Section 6.1.3 (JCC Co-Chairpersons).
1.20“Commercialization” or “Commercialize” means any and all activities directed to marketing, promoting, distributing, importing, exporting, using, offering to sell, selling or having sold a product, but excluding for the avoidance of doubt, Developing and Manufacturing and including, for avoidance of doubt, the establishment and maintenance of patient registries or similar patient advocacy activities and programs.
1.21“Commercially Reasonable Efforts” means, with respect to a Party’s obligations that relate to the achievement of an objective related to a Licensed Product, at any given time as the case may be, efforts reasonably used by a similarly situated entity in the pharmaceutical industry of similar resources and expertise as such Party, for such similar entity’s own products (including internally developed, acquired and in-licensed products) of a similar modality with similar commercial potential at a similar stage in their lifecycle (assuming continuing development of such product), taking into consideration all Relevant Factors.
1.22“Competing Infringement” has the meaning set forth in Section 12.3.1 (Notice of Infringement).
1.23“Competing Program” has the meaning set forth in Section 14.14.3(a) (Acquired Programs).
1.24“Confidential Information” means any and all confidential or proprietary information and data, including Esperion Technology and Joint Technology, and all other scientific, pre-clinical, clinical, regulatory, manufacturing, marketing, financial and commercial information or data, whether communicated in writing or orally or by any other method, which is provided by one Party to the other Party in connection with this Agreement. Esperion Technology is the Confidential Information of Esperion. Joint Technology and the terms of this Agreement are the Confidential Information of both Parties.
1.25“Control”, “Controls” or “Controlled by” means, with respect to any intellectual property right (including any Patent Right or Know-How), the possession of (whether by ownership or license, other than pursuant to this Agreement) the ability of a Person or its Affiliates to assign, transfer, or grant access to, or to grant a license or sublicense of, such right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party existing at the time such Person would be required hereunder to assign, transfer or grant another Person such access or license or sublicense. Notwithstanding the foregoing, with respect to any Patent Right, Know-How or other intellectual property right acquired or in-licensed for which a Party would be required to make payments to any Third Party in connection with the license or access granted to the other Party under this Agreement, such intellectual property will be treated as “Controlled” by the licensing Party to the extent that, and only to the extent that and for so long as, the other Party agrees and does promptly pay to the licensing Party all such applicable payments to such Third Party arising out of the grant and exercise of the license to the other Party hereunder.
1.26“Cover”, “Covers” or “Covered” means, with respect to a particular subject matter at issue and the relevant Patent Right, that, but for a license granted to a Party or a Third Party under a claim included in such Patent Right, the manufacture, use, sale, offer for sale, or importation by such Party of the subject matter at issue would infringe such claim or, in the case of a Patent Right that is a patent application, would infringe a claim in such patent application if it were to issue as a patent in a particular country or countries.

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1.27“CSR” means Clinical Study report.
1.28“Development,” “Developing” or “Develop” means under this Agreement, with respect to Licensed Products, the development activities conducted before or after obtaining Regulatory Approval that are reasonably related to or leading to the development, preparation and submission of data and information to a Regulatory Authority for the purpose of obtaining, supporting or expanding a Regulatory Approval, including but not limited to all activities related to pharmacokinetic profiling, design and conduct of pre-clinical development, non-clinical development, pre-clinical studies, in vitro studies, Clinical Studies, other studies and scientific activities ordinarily conducted in the pharmaceutical industry in the DS Territory as a prerequisite to or in connection with a Clinical Study, regulatory affairs, statistical analysis, report writing and regulatory filing creation and submission, including Post-Approval Studies, but excluding, for the avoidance of doubt, Commercialization and Manufacturing.
1.29“Development Plan” has the meaning set forth in Section 2.1.3 (Development Plans).
1.30“DMF” has the meaning set forth in Section 3.1 (Responsibility for Regulatory Matters).
1.31“DS Domain Names” means any unbranded domain name(s) (but not including domain name(s) containing INNs) mutually agreed to by the Parties in writing to be used or to be protected in connection with the Commercialization of the License Products in the DS Territory.
1.32“DSE Territory” means Andorra, Austria, Belgium, Bulgaria, Croatia, Republic of Cyprus, Czech Republic, Denmark, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy (incl. Vatican City), Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, Monaco, Netherlands, Norway, Poland, Portugal, Romania, San Marino, Slovenia, Slovakia, Spain, Sweden, Switzerland, Turkey and United Kingdom.
1.33 “DS Indemnitees” has the meaning set forth in Section 11.2 (General Indemnification by Esperion).
1.34“DS Know-How” means Know-How Controlled by DS or any of its Affiliates during the Term that arises out of the performance of obligations or exercise of rights hereunder, and that is necessary or useful to the Development, Manufacture or Commercialization of the Licensed Products in the Field, but excluding Joint Know-How.
1.35“DS Patent Rights” means any Patent Rights Controlled by DS or its Affiliates on the Effective Date or during the Term, that Cover inventions that arise out of the performance of obligations or exercise of rights hereunder, and that are reasonably necessary or useful to the Development, Manufacture or Commercialization of the Licensed Products in the Field, but excluding Joint Patent Rights.
1.36“DS Territory” means South Korea, Taiwan, Hong Kong, Thailand, Vietnam, Brazil, Macao, Cambodia and Myanmar.
1.37“DS Territory Commercialization Plan” has the meaning set forth in Section 4.2.1 (DS Territory Commercialization Plan).
1.38“DS Territory Promotional Materials” has the meaning set forth in Section 4.3.2 (DS Advertising and Promotion).
1.39“DS Technology” means DS Know-How and DS Patent Rights.
1.40“Effective Date” has the meaning set forth in the Preamble.
1.41“Escrow Agent” has the meaning set forth in Section 5.2.2 (Escrow).
1.42“Escrow Agreement” has the meaning set forth in Section 5.2.2 (Escrow).
1.43“Escrowed Materials” has the meaning set forth in Section 5.2.2 (Escrow).

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1.44“Esperion” has the meaning set forth in the Preamble.
1.45 “Esperion Domain Names” means any branded domain name(s) and any domain name(s) containing INNs, in each case mutually agreed to by the Parties in writing to be used or to be protected in connection with the Commercialization of the License Products in the DS Territory.
1.46“Esperion Indemnitees” has the meaning set forth in Section 11.1 (General Indemnification by DS).
1.47“Esperion Know-How” means Know-How Controlled by Esperion or its Affiliates on the Effective Date or during the Term that is reasonably necessary or useful to the Development, Manufacture or Commercialization of the Licensed Products in the Field in the DS Territory, but excluding Joint Know-How.
1.48“Esperion Manufacturing Know-How” means Know-How Controlled by Esperion or its Affiliates on the Effective Date or during the Term that is reasonably necessary or useful to the Manufacture of the Licensed Products, including all relevant technical information, supplier lists, bills of material and related information, but excluding Joint Know-How.
1.49“Esperion Patent Rights” means any Patent Right Controlled by Esperion or its Affiliates on the Effective Date or during the Term that is reasonably necessary or useful to the Development, Manufacture or Commercialization of the Licensed Products in the Field and in the DS Territory, but excluding Joint Patent Rights. The Esperion Patent Rights existing as of the Effective Date are those Patent Rights identified on Schedule 10.2.4 (Existing Esperion Patent Rights). Schedule 10.2.4 (Existing Esperion Patent Rights) shall be amended from time to time at the initiative of Esperion or the reasonable request of DS to reflect the then-current status of the Esperion Patent Rights including by adding or deleting Patent Rights as required for accuracy and completeness
1.50“Esperion Technology” means Esperion Know-How and Esperion Patent Rights.
1.51“Esperion Territory” means worldwide, excluding the DSE Territory and the DS Territory.
1.52“Esperion Third Party Agreements” means such agreements between Esperion and a Third Party pursuant to which Esperion Controls Know-How or Patent Rights reasonably necessary or useful to Develop, Manufacture or Commercialize Licensed Products, as set forth in Schedule 1.52.
1.53“Esperion Trademarks” means any and all Trademarks pertaining to the Licensed Products that are owned by Esperion in the DS Territory and set forth in Schedule 1.53 (Esperion Trademarks), excluding any Esperion house marks and the name “Esperion.
1.54 “FD&C Act” means the United States Federal Food, Drug and Cosmetic Act, as amended.
1.55“Field” means the use of Licensed Product in humans for the treatment of hyperlipidemia.
1.56“First Commercial Sale” means, with respect to a country, the first sale for end use or consumption of Licensed Product in such country, except for named patient sales, compassionate use or other patient access programs, after all Regulatory Approvals legally required for such sale have been granted by the Regulatory Authority of such country.
1.57“Fiscal Quarter” means the respective periods of three (3) consecutive calendar months ending on June 30, September 30, December 31 and March 31, of each calendar year.
1.58“Fiscal Year” means each successive period of twelve (12) months commencing on April 1 and ending on March 31, provided that the first Fiscal Year of the Term shall begin on the Effective

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Date and end on the first March 31 thereafter and the last Fiscal Year of the Term shall end on the last day of the Term.
1.59 “GCP” or “Good Clinical Practices” means all applicable good clinical practice standards for the design, conduct, performance, monitoring, auditing, recording, analyses and reporting of clinical trials, including, as applicable, (a) as set forth in the European Commission Directive 2001/20/EC of April 4, 2001 relating to the implementation of good clinical practice in the conduct of clinical trials on medicinal products for human use, and brought into law by the European Commission Directive 2005/28/EC of April 8, 2005 laying down the principles and detailed guidelines for good clinical practice for investigational medicinal products; (b) the International Conference on Harmonisation of Technical Requirements for Registration of Pharmaceuticals for Human Use (“ICH”), Harmonised Tripartite Guideline for Good Clinical Practice (CPMP/ICH/135/95) and any other guidelines for good clinical practice for clinical trials on medicinal products in the European Union; (c) the Declaration of Helsinki (1964) as last amended at the 59th World Medical Association (WMA) General Assembly in October 2008 and any further amendments or clarifications thereto; (d) the United States Code of Federal Regulations, Title 21, Parts 50 (“Protection of Human Subjects”), 56 (“Institutional Review Boards”) and 312 (“Investigational New Drug Application”), as may be amended from time to time; and (e) the equivalent applicable Laws in any relevant country or jurisdiction, each as may be amended and applicable from time to time and in each case, that provide for, among other things, assurance that the clinical data and reports results are credible and accurate and protect the rights, integrity, and confidentiality of trial subjects.
1.60“Generic Product” means, with respect to Licensed Product in a country, a pharmaceutical product that is approved for use in such country by a Regulatory Authority through a regulatory pathway referencing or relying on clinical data, or any findings of safety or efficacy, that are first submitted by DS or its Affiliates or Sublicensees for obtaining Regulatory Approval for such Licensed Product, in each case other than any Licensed Product that has been Developed, Manufactured or Commercialized under this Agreement by DS or any of its Related Parties in such country.
1.61“Global Branding Strategy” has the meaning set forth in Section 4.3.1 (Global Branding).
1.62“Governmental Authority” means any applicable government authority, court, tribunal, arbitrator, agency, department, legislative body, commission or other instrumentality of (a) any government of any country or territory, (b) any nation, state, province, county, city or other political subdivision thereof or (c) any supranational body.
1.63“ICH” has the meaning set forth in Section 1.59 (Definition of “GCP” or “Good Clinical Practices”).
1.64“IFRS” means International Financial Reporting Standards, consistently applied.
1.65“IND” means an Investigational New Drug Application, as defined in the FD&C Act, together with any rules and regulations promulgated thereunder, or similar application or submission that is required to be filed with any Regulatory Authority anywhere in the world before beginning clinical testing of an investigational drug or biological product in human subjects.
1.66“Indemnitee” has the meaning set forth in Section 11.3 (Indemnification Procedure).
1.67“Infringement Action” has the meaning set forth in Section 12.3.2 (Right to Enforce).
1.68“INNs” means International Non-Proprietary Names.
1.69“Invent” means the act of invention by inventors, as determined in accordance with the applicable patent laws.
1.70“Joint Collaboration Committee” or “JCC” means the joint committee as more fully described in Section 6.1 (Joint Collaboration Committee).

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1.71“Joint Know-How” means any Know-How that is discovered, made or developed jointly in connection with the activities undertaken under this Agreement by one or more employees of Esperion or its Affiliates (or a Third Party acting on any of their behalf) and one or more employees of DS or its Affiliates (or a Third Party acting on any of their behalf).
1.72“Joint Patent Rights” means any Patent Right that is Invented jointly in connection with the activities undertaken under this Agreement by one or more employees of Esperion or its Affiliates (or a Third Party acting on any of their behalf) together with one or more employees of DS or its Affiliates (or a Third Party acting on any of their behalf).
1.73“Joint Technology” means Joint Know-How and Joint Patent Rights.
1.74“Know-How” means all chemical or biological materials and other tangible materials, inventions, improvements, practices, discoveries, developments, data, information, technology, methods, protocols, formulas, knowledge, know-how, trade secrets, processes, assays, skills, experience, techniques and results of experimentation and testing, including pharmacological, toxicological and pre-clinical and clinical data and analytical and quality control data, in all cases, whether or not proprietary or patentable, in written, electronic or any other form now known or hereafter developed, including any physical embodiments of any of the foregoing; but excluding in any event any Patent Right and Trademarks.
1.75“Laws” means all applicable laws, statutes, rules, regulations, orders, judgments, injunctions, ordinances or other pronouncements having the binding effect of law of any Governmental Authority, including if either Party is or becomes subject to a legal obligation to a Regulatory Authority or other Governmental Authority (such as a corporate integrity agreement or settlement agreement with a Governmental Authority) .
1.76“Latin American Option” has the meaning set forth in Section 8.3 (Option to Expand the DS Territory).
1.77“Latin American Option Exercise Date” has the meaning set forth in Section 8.3 (Option to Expand the DS Territory).
1.78“Latin American Option Territory” means Colombia and other Latin American countries to be mutually agreed to by the Parties in the Latin American Sublicense.
1.79“Latin American Sublicense” has the meaning set forth in Section 8.3 (Option to Expand the DS Territory).
1.80“Licensed Patents” means Esperion Patent Rights and Joint Patent Rights.
1.81“Licensed Product” means any pharmaceutical agent which includes Bempedoic Acid in any formulation, in any presentation and in any strength, including but not limited to the Licensed Product described in Schedule 1.81.
1.82“Losses” has the meaning set forth in Section 11.1 (General Indemnification by DS).
1.83 “Manufacturing” or “Manufacture” means, as applicable, all activities associated with the production, manufacture, process of formulating, processing, purifying, filling, finishing, packaging, labeling, shipping, importing and storage of Licensed Products, including process development, process validation, stability testing, manufacturing scale-up, pre-clinical, clinical and commercial manufacture and analytical development, product characterization, quality assurance and quality control development, testing and release.
1.84“Material Communications” means written, telephonic or in-person communications from or with any Regulatory Authority concerning any of the following: key product quality attributes (e.g., purity) of Licensed Products, safety findings affecting a Licensed Product (e.g., Serious Adverse Events, emerging safety signals), clinical or non-clinical findings affecting patient safety, lack of efficacy, receipt

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or denial of Regulatory Approval, the design of Clinical Studies or the need for additional non-clinical studies (e.g., additional toxicology or carcinogenicity studies).
1.85“Middle East Option” has the meaning set forth in Section 8.3 (Option to Expand the DS Territory).
1.86“Middle East Option Exercise Date” has the meaning set forth in Section 8.3 (Option to Expand the DS Territory).
1.87“Middle East Option Territory” means Saudi Arabia, Kuwait, Oman, United Arab Emirates, Qatar, Bahrain and Yemen.
1.88“Middle East Sublicense” has the meaning set forth in Section 8.3 (Option to Expand the DS Territory).
1.89“Net Sales” means, with respect to a Licensed Product, the aggregate gross invoiced sales prices from sales of all units of such Licensed Product sold by DS and its Related Parties to independent Third Parties in accordance with IFRS after deducting, if not previously deducted, from the amount invoiced or received:
a.[***];
b.[***];
c.[***];
d.[***];
e.[***];
f.[***];
g.[***];
h.[***]; and
i.[***].
In the case of any sale or other disposal for value, such as barter or counter-trade, of a Licensed Product, or part thereof, other than in an arm’s length transaction exclusively for cash, Net Sales shall be calculated [***].
Notwithstanding the foregoing, the following will not be included in Net Sales for a Party: [***].
1.90“Non-Bankrupt Party” has the meaning set forth in Section 8.6 (Bankruptcy and Section 365(n)).
1.91“Option Period” means the period commencing on the Effective Date and ending [***] months thereafter.
1.92“Out-of-Pocket Costs” means, with respect to certain activities hereunder, direct expenses paid or payable by either Party or its Affiliates to Third Parties and specifically identifiable and incurred (and invoiced) to conduct such activities for Licensed Product, as applicable, including payments to contract personnel; provided, however, that [***] will not be considered Out-of-Pocket Costs.
1.93“Party” means DS or Esperion.
1.94“Patent Challenge” has the meaning set forth in Section 13.2.3 (Challenges of Patent Rights).

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1.95“Patent Rights” means (a) all issued patents (including any extensions, restorations by any existing or future extension or registration mechanism (including patent term adjustments, patent term extensions, supplemental protection certificates or the equivalent thereof), substitutions, confirmations, re-registrations, re-examinations, reissues, patents and patent claims maintained after post grant examination (including inter partes review, post grant review or opposition proceeding) and patents of addition); (b) patent applications (including all provisional applications, substitutions, requests for continuation, continuations, continuations-in-part, divisionals and renewals); (c) inventor’s certificates; and (d) all equivalents of the foregoing in any country of the world.
1.96“Person” means any natural person, corporation, unincorporated organization, partnership, association, sole proprietorship, joint stock company, joint venture, limited liability company, trust or government, or Governmental Authority, or any other similar entity.
1.97“Pre-Approval Clinical Studies” has the meaning set forth in Section 2.1.1 (Development in South Korea and Taiwan).
1.98“Post-Approval Study” means all studies required as a condition to the grant of Regulatory Approval for the Licensed Product, such as confirmatory trials or PASS (post approval safety study).
1.99“Pricing and Reimbursement Approval” means, with respect to a Licensed Product, the receipt by DS or a Related Party of DS of authorization for reimbursement or funding of such Licensed Product in the national health service or insurance from the national-level Governmental Authority responsible for authorizing reimbursement for or determining pricing for, pharmaceutical products in such country, national or supranational, as the case may be, regulatory jurisdiction.
1.100“Quality Agreement” has the meaning set forth in Section 5.4 (Quality Agreement).
1.101“Recipient” has the meaning set forth in Section 9.8 (Taxes).
1.102“Registration Dossier” means the registration dossier of technical data and information compiled by or on behalf of DS with respect to a Licensed Product submitted to a Regulatory Authority to obtaining Regulatory Approval of a Licensed Product in the Field in the DS Territory.
1.103“Regulatory Approval” means any and all approvals, licenses, registrations or authorizations of any Regulatory Authority that are necessary for the marketing and sale of a product in a country or group of countries, including a Registration Dossier filed with a Regulatory Authority in any country in the DS Territory, including all additions, amendments, supplements, extensions and modifications thereto, but excluding Pricing and Reimbursement Approvals.
1.104“Regulatory Authority” means any Governmental Authority involved in granting approvals for the Development, Manufacturing, Commercialization, reimbursement or pricing of Licensed Products.
1.105“Regulatory Documentation” means all applications, registrations, licenses, authorizations and approvals, all correspondence submitted to or received from Regulatory Authorities within the DS Territory (including Registration Dossiers, minutes and official contact reports relating to any communications with any Regulatory Authority) and all supporting documents, relating to the Licensed Product, and all data contained in any of the foregoing, including all clinical trial applications, Regulatory Approvals and applications therefor, regulatory drug lists, advertising and promotion documents, adverse event files and complaint files.
1.106“Regulatory Exclusivity” means, with respect to a Licensed Product in a country, any exclusive marketing right, data exclusivity right or other status conferred by any Governmental Authority with respect to such Licensed Product in such country, other than a Patent Right, that limits or prohibits a Person from (i) relying on pivotal safety or efficacy data generated by or for the Parties with respect to a

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Licensed Product in an application for Regulatory Approval of a Generic Product or (ii) Commercializing a Licensed Product or a Generic Product.
1.107“Related Party” means a Party’s Affiliates and permitted Sublicensees.
1.108“Relevant Factors” means all relevant factors that may affect the Development or Commercialization of a Licensed Product, including (as applicable), [***].
1.109“Remitter” has the meaning set forth in Section 9.8 (Taxes).
1.110“Responsible Party” has the meaning set forth in Section 12.3.3 (Control; Cooperation).
1.111“Royalty Term” has the meaning set forth in Section 9.3.2 (Royalty Term).
1.112Safety Data Exchange Agreement” has the meaning set forth in Section 3.9 (Pharmacovigilance).
1.113“Serious Adverse Event” means an adverse drug experience or circumstance that results in any of the following outcomes (a) death, (b) life-threatening event, (c) inpatient hospitalization or prolongation of existing hospitalization, (d) persistent or significant disability or incapacity or substantial disruption of the ability to conduct normal life functions, (e) a congenital anomaly/birth defect, (f) significant intervention required to prevent permanent impairment or damage or (g) a medical event that may not result in death, be life-threatening or require hospitalization but, based on appropriate medical judgment, that may jeopardize the patient or subject and may require medical or surgical intervention to prevent one of the outcomes described in clauses (a) through (e).
1.114“Sublicensee” means a Third Party to whom a Party grants a direct or indirect sublicense under any Esperion Technology, DS Technology or Joint Technology, as the case may be, to Develop, Manufacture or Commercialize a Licensed Product in the Field pursuant to Section 8.1.2 (DS Sublicense Rights) or Section 8.2.2 (Esperion Sublicense Rights) or the last sentence of Section 12.1.2 (Ownership).
1.115“Sued Party” has the meaning set forth in Section 12.4 (Third Party Infringement Suit).
1.116“Supply Agreement” has the meaning set forth in Section 5.1 (Licensed Products).
1.117“Supply Failure” has the meaning set forth in Section 5.2.1 (Supply Failure).
1.118“Term” has the meaning set forth in Section 13.1 (Term).
1.119“Terminated Country” has the meaning set forth in Section 13.3.1 (Consequences of Termination or Expiration of this Agreement).
1.120“Territory” means (a) the Esperion Territory, (b) the DSE Territory or (c) the DS Territory, singly or collectively, as applicable.
1.121“Third Party” means a Person other than a Party and its Affiliates.
1.122“Trademark” means any trademark, trade name, service mark, service name, brand, trade dress, logo, slogan or other indicia of origin or ownership, including the goodwill and activities associated with each of the foregoing, but not including domain names.
1.123“Transition Activities” has the meaning set forth in Section 13.4.6(a) (Transition Activities).
1.124“United States” means the United States of America and its territories, possessions and commonwealths.

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1.125“U.S. Bankruptcy Code” has the meaning set forth in Section 8.5 (Bankruptcy and Section 365(n)).
1.126“Valid Claim” means any claim of a Licensed Patent that (a) has been granted by a patent granting authority, that is in force, and that has not been surrendered, abandoned, revoked or held invalid or unenforceable by a decision taken by an administrative or civil court in a jurisdiction, or (b) a pending claim in a Licensed Patent application, with the provision that any claim that has been pending for more than [***] years following the first substantive response from the patent office in a country, shall cease to be a Valid Claim in that country unless and until it becomes a granted claim fulfilling the requirements under (a) above.

2.DEVELOPMENT
2.1.1Overview. Subject to the terms and conditions of this Agreement, except with respect to the Pre-Approval Clinical Studies, for each Licensed Product, DS shall be solely responsible for conducting, [***], the Development activities set forth in the applicable Development Plan for such Licensed Product in the Field in the DS Territory, subject to oversight by the JCC. DS shall use Commercially Reasonable Efforts to: (a) Develop each Licensed Product in the Field in the DS Territory in accordance with the applicable Development Plan; and (b) pursue Regulatory Approval of each Licensed Product in the DS Territory.
2.1.2Development in South Korea and Taiwan. Notwithstanding the above Section 2.1.1 (Overview) and Section 8.1 (License Grants to DS), Esperion shall be responsible for conducting, [***], the Clinical Studies set forth in the Development Plan, attached hereto as Schedule 2.1.2 (the “Agreed Development Plan”), as amended from time to time in accordance with Section 6.1.6(a) (JCC Responsibilities) of this Agreement, in support of seeking Regulatory Approval of the Licensed Product in the Field in South Korea and Taiwan (collectively, the “Pre-Approval Clinical Studies”). Esperion shall use Commercially Reasonable Efforts to conduct the Development activities set forth in the Agreed Development Plan in accordance with the timeline set forth therein. If Esperion contracts with a Third Party to provide any services related to the Pre-Approval Clinical Studies (as provided for in Section 2.2), Esperion shall use Commercially Reasonable Efforts to: (1) [***]; and (2) provide a copy of the executed contract with such Third Party to DS [***] days of execution.DS shall be solely responsible for Post-Approval Studies in the DS Territory in accordance with the applicable Development Plan [***].
2.1.3Development Plans. For each Licensed Product, the Development activities to be undertaken by DS or Esperion (in the case of Esperion, the Pre-Approval Clinical Studies in South Korea and Taiwan to be conducted in accordance with Section 2.1.2 (Development in South Korea and Taiwan)) for such Licensed Product to obtain or maintain Regulatory Approval in the Field in the DS Territory shall be set forth in a development plan (in the case of Esperion, in the Agreed Development Plan) (each such plan, as amended from time to time in accordance with this Agreement, a “Development Plan”). Development activities set forth in each Development Plan shall at all times be designed to be in compliance with all applicable Laws and in accordance with professional and ethical standards customary in the pharmaceutical industry. The initial Development Plan (other than for South Korea and Taiwan) setting forth the Development activities to be undertaken by DS for the Licensed Product to obtain Regulatory Approval in the Field in the DS Territory shall be provided by DS to Esperion [***] months after the Effective Date. The initial Development Plan for South Korea and Taiwan setting forth the Pre-Approval Clinical Studies to be undertaken by Esperion shall be set forth in the Agreed Development Plan in accordance with Section 2.1.2 (Development in South Korea and Taiwan).
2.1.4Performance. DS and Esperion (in the case of Esperion, with respect to the Pre-Approval Clinical Studies in South Korea and Taiwan to be conducted in accordance with Section 2.1.2 (Development in South Korea and Taiwan)) shall conduct all Development activities in a sound scientific manner and in compliance with applicable Law and the applicable Development Plan, as such Development

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Plan may be amended from time to time in accordance with this Agreement. Notwithstanding anything to the contrary in this Agreement, the Parties shall not be obligated to undertake or continue any activity under a Development Plan if: (a) the Party reasonably determines that performance of such activity would violate applicable Law; or (b) with respect to any Clinical Study, (i) a Regulatory Authority or independent safety data review board for such Clinical Study has required or recommended termination or suspension of such Clinical Study or (ii) the Party believes in good faith that termination or suspension of such Clinical Study is warranted because of safety or tolerability risks or the lack of suitable risk benefit ratio to the study subjects. In the event that a Party determines not to undertake or continue any activity under a Development Plan in accordance with the immediately preceding sentence, such Party shall promptly notify the other Party of such determination, and shall use all reasonable efforts to notify and consult with the other Party prior to making such determination.
2.1.5Development Costs. DS shall be responsible [***] in connection with the Development of the Licensed Products in the Field in the DS Territory, except for [***].
2.1.6Records, Reports and Information Sharing.
a.Records.
i.DS shall maintain complete and accurate records of all Development and other scientific activities conducted by or on behalf of it in connection with each Licensed Product, including all data and other information resulting from such activities (which records shall include, as applicable, books, records, reports, research notes, charts, graphs, comments, computations, analyses, recordings, photographs, computer programs and documentation thereof (e.g., samples of materials and other graphic or written data generated in connection with such Development and scientific activities)), in sufficient detail and in sound scientific manner appropriate for patent and regulatory purposes, which shall fully and properly reflect all work done and results achieved in the performance of the Development activities and Clinical Studies with respect to each Licensed Product by DS.
ii.Esperion shall maintain complete and accurate records of the Pre-Approval Clinical Studies and other scientific activities conducted by or on behalf of it in connection with such Pre-Approval Clinical Studies, including all data and other information resulting from such activities (which records shall include, as applicable, books, records, reports, research notes, charts, graphs, comments, computations, analyses, recordings, photographs, computer programs and documentation thereof (e.g., samples of materials and other graphic or written data generated in connection with such Development and scientific activities)), in sufficient detail and in sound scientific manner appropriate for patent and regulatory purposes, which shall fully and properly reflect all work done and results achieved in the performance of the Pre-Approval Clinical Studies by Esperion.
b.Development Activities Reports. DS shall provide to Esperion, [***]basis through the JCC, a confidential written progress report that summarizes for each Licensed Product [***]t. In addition, DS shall translate, [***], CSRs and top-line data derived from Clinical Studies of Licensed Products as soon as practically possible into English and shall share such translated CSRs and top-line data with Esperion promptly after completion of such translation into English. Esperion shall provide to DS, [***] basis through the JCC, an update on the progress of the Pre-Approval Clinical Studies and the preparation for the Registration Dossiers in South Korea and Taiwan.
c.Access to Records. At any time during the Term, Esperion shall have the right to review all records relating to such Development undertaken by DS with respect to each Licensed Product, at reasonable times, and upon prior written request.

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2.2Third Parties. DS shall be entitled to utilize the services of Third Parties to perform Development activities and Esperion shall be entitled to utilize the services of Third Parties to perform the Pre-Approval Clinical Studies in South Korea and Taiwan, provided that (a) the applicable Party shall require such Third Parties to operate in a manner consistent with this Agreement, [***]; and (b) the applicable Party shall remain at all times fully liable for its respective responsibilities and the acts and omissions of such Third Parties engaged by it under this Agreement. The applicable Party shall require that any Third Party agreement entered into pursuant to this Section 2.2 (Third Parties) include [***] The applicable Party shall be solely responsible for the direction of and communications with such Third Parties.
3.REGULATORY MATTERS
3.1Responsibility for Regulatory Matters.
3.1.1Subject to the terms and conditions of this Agreement, including oversight by the JCC, except as set forth herein, DS shall be solely responsible, [***], for all regulatory matters relating to each Licensed Product in the DS Territory, including (a) overseeing, monitoring and coordinating all regulatory actions, communications and filings with, and submissions to, the applicable Regulatory Authority with respect to Licensed Products; (b) interfacing, corresponding and meeting with the applicable Regulatory Authority with respect to Licensed Products; (c) seeking and maintaining all Regulatory Approvals with respect to Licensed Products, including any amendments, supplements or modifications to Regulatory Approvals; and (d) maintaining and submitting all records required to be maintained or required to be submitted to the applicable Regulatory Authority with respect to Licensed Products, in each case in the DS Territory. Notwithstanding anything to the contrary in this Agreement, Esperion shall be responsible, [***], for (i) preparing and maintaining the drug master file(s) for the API(s) containing data and information related to the Manufacture of the API(s) for the Licensed Products (the “DMF”), including any amendments (ii) providing the DMF directly to the applicable Regulatory Authority in the DS Territory, and (iii) communicating with Regulatory Authorities in the DS Territory regarding the DMF. DS shall be entitled to reference the DMF in Regulatory Documentation, including in applications for Regulatory Approval, for the Licensed Product in the DS Territory. Esperion shall provide all assistance reasonably requested by DS in connection with such preparation and filing of Regulatory Documentation and communications with Regulatory Authorities, including but not limited to responding to any queries related to the Licensed Products received from such Regulatory Authority; provided, however, that Esperion shall not be required to [***] in connections therewith unless [***], and, at the request of DS and at [***], Esperion shall send representative(s) of Esperion to attend in-person meetings with Regulatory Authorities in the DS Territory relating to the Manufacture of API(s) or Bulk Tablets.[***]
4.1.1Notwithstanding the above, Esperion shall prepare the Registration Dossiers for the Licensed Product for submission by DS to the applicable Regulatory Authorities in South Korea and Taiwan to obtain Regulatory Approval of such Licensed Product in the Field in South Korea and Taiwan, including but not limited to any translation of such Registration Dossiers into the appropriate language for submission to the applicable Regulatory Authorities in South Korea and Taiwan, [***] and shall transfer such Registration Dossiers to DS or DS’s Affiliate in order for DS or DS’s Affiliate to submit, [***], such Registration Dossiers to the applicable Regulatory Authorities to obtain Regulatory Approval of the Licensed Product in the Field in South Korea and Taiwan. Upon such transfer, DS shall be responsible, [***], for all regulatory matters, including post-approval submissions such as amendments, supplements or modifications, relating to the applicable Licensed Product as set forth in Section 3.1.1 (Responsibility for Regulatory Matters); provided, however, that if the Regulatory Authority in South Korea and/or Taiwan requests additional data or information arising from the Pre-Approval Clinical Studies which is not included in the Registration Dossiers, Esperion shall prepare and provide to DS or DS’s Affiliate in a timely manner, such additional data and information, including but not limited any analysis of data arising from the Pre-Approval Clinical Studies in South Korea and Taiwan, [***].
3.2Communications with Regulatory Authorities. Except as set forth in this Section 3.2 (Communications with Regulatory Authorities) with respect to the Pre-Approval Clinical Studies to be conducted by Esperion in South Korea and Taiwan in accordance with Section 2.1.2 (Development in South Korea and Taiwan), DS shall be responsible for all communications with the applicable Regulatory Authority relating to the Licens

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ed Products in the DS Territory. Prior to the date of transfer of the applicable Registration Dossier to DS as set forth in Section 3.1 (Responsibility for Regulatory Matters), Esperion shall be responsible for all communications with the applicable Regulatory Authority in South Korea and Taiwan relating to the Licensed Products. On or following the date of transfer of the applicable Registration Dossier to DS as set forth in Section 3.1 (Responsibility for Regulatory Matters), DS shall be responsible for all communications with the applicable Regulatory Authority in South Korea and Taiwan relating to the Licensed Products. Within [***] business days after receipt of any Material Communication from such Regulatory Authority with respect to a Licensed Product, the Party responsible for communication with the Regulatory Authority (as described above), shall provide the other Party with a brief written description, in English, of the principal issues raised in such Material Communication with such Regulatory Authority. Upon Esperion’s reasonable request after receiving a notice from DS in accordance with the immediately preceding sentence, DS shall, at its sole cost and expense, translate such Material Communication as soon as practically possible and shall provide to Esperion such translated Material Communication promptly after completion of such translation into English. DS will allow Esperion a reasonable opportunity to review and comment on DS’s proposed response to any Material Communications with such Regulatory Authority with respect to such Licensed Product. Esperion shall send comments on such Material Communication to DS in a timely manner and DS will reasonably consider all comments timely provided by Esperion in connection therewith; provided, however, DS shall not be required to comply with the foregoing if to do so would cause DS to fail to meet any deadline requested or required by any Regulatory Authority in the DS Territory.
3.3Meetings with Regulatory Authorities. Except with respect to communications with Regulatory Authorities for which Esperion is responsible for in accordance with Section 3.2 (Communications with Regulatory Authorities), DS shall provide Esperion with reasonable advance notice of all formal meetings and teleconferences with the applicable Regulatory Authority pertaining to any Licensed Product in the DS Territory, or with as much advance notice as practicable under the circumstances. DS shall use reasonable efforts, to the extent reasonably practicable and not restricted or prohibited by applicable Laws or the Regulatory Authority, to permit Esperion to have, at Esperion’s expense, mutually acceptable representatives of Esperion attend, as observers, such formal meetings and teleconferences with such Regulatory Authority pertaining to such Licensed Product in the DS Territory; provided, however, that DS shall not be obligated to change or re-schedule any such meeting in order to accommodate the schedule of Esperion’s representatives. If Esperion requires an interpreter for its representatives attending any such Regulatory Authority meeting, Esperion shall retain, [***], an interpreter who can provide simultaneous interpretation. Notwithstanding the foregoing, prior to the date of transfer of the applicable Registration Dossier to DS as set forth in Section 3.1 (Responsibility for Regulatory Matters) with respect to communications with Regulatory Authorities for which Esperion is responsible for in accordance with Section 3.2 (Communications with Regulatory Authorities), Esperion shall provide DS with reasonable advance notice of all formal meetings and teleconferences with the applicable Regulatory Authority pertaining to any Licensed Product in South Korea and/or Taiwan, or with as much advance notice as practicable under the circumstances. Esperion shall use reasonable efforts, to the extent reasonably practicable and not restricted or prohibited by applicable Laws or the Regulatory Authority, to permit DS or DS’s Affiliate to have, at DS’s expense, a mutually acceptable representative of DS or DS’s Affiliate attend, as observers, such formal meetings and teleconferences with such Regulatory Authority pertaining to such Licensed Product in South Korea and/or Taiwan; provided, however, that Esperion shall not be obligated to change or re-schedule any such meeting in order to accommodate the schedule of DS’s representative. If DS requires an interpreter for its representative attending any such Regulatory Authority meeting, DS shall retain, [***], an interpreter who can provide simultaneous interpretation.
3.4Pricing and Reimbursement Approvals. Subject to the terms and conditions of this Agreement, DS shall have the sole right, [***], and shall use Commercially Reasonable Efforts to timely prepare and submit or have prepared or submitted by subcontractors, as the case may be, all necessary applications and documentation to seek to acquire, hold and maintain all Pricing and Reimbursement Approvals necessary or useful to Commercialize each Licensed Product throughout the DS Territory as well as to conduct all correspondence and communications with Governmental Authorities regarding all such matters. Esperion shall reasonably cooperate with DS in connection therewith, including executing such documents as well as providing access to all necessary data in Esperion’s Control and not previously made available to DS, such as patient-level data, all Regulatory Documentation, publication plan and manuscripts under preparation, support with the necessary data-analyses (bio-

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statistical analyses), as may be necessary to confirm DS’s rights to prepare, submit, and obtain such Pricing Approvals for the Licensed Product in the DS Territory.
3.5Submissions. With respect to each Licensed Product, DS shall allow Esperion a reasonable opportunity to review and comment on all filings, including Registration Dossiers, and other submissions to Regulatory Authorities or other Governmental Authorities in the DS Territory related to such Licensed Product and for that purpose DS shall provide English versions of filings and submissions (excluding those materials provided by Esperion) to Esperion in advance of submission of any such filing. DS shall consider all comments timely provided by Esperion in connection therewith and accept such comments if reasonable, provided, however, DS shall not be required to comply with the foregoing or delay submission of such filings, including Registration Dossiers, and other submissions to Regulatory Authorities or other Governmental Authorities if to do so would cause DS to fail to meet the filing target date set forth in the Development Plan or any deadline requested by any Regulatory Authority in the DS Territory.
3.6Regulatory Documentation. Within [***] days after the Effective Date and thereafter, upon DS’s reasonable request (with respect to Regulatory Documentation, data and information not previously provided), Esperion shall provide DS with all Regulatory Documentation, data and information (but not including the DMF) owned or Controlled by Esperion that relates to the Licensed Products to the extent necessary or useful to obtain or maintain Regulatory Approval of the Licensed Products in the Field in the DS Territory, including but not limited to the cleaning validation protocol related to the equipment used in connection with the Manufacture of the Licensed Products at Esperion’s Manufacturing sites. Notwithstanding the foregoing, within [***] days after the Effective Date, with respect to the eCTD, Esperion shall provide to DS a copy of the eCTD (but for clarity not including portions included within the DMF) existing as of the Effective Date and thereafter Esperion shall provide a copy of the updated eCTD following submission of the global cardiovascular outcomes trial (CVOT) data to the European Medicines Agency.
3.7Technology Transfer. Within [***] days after the Effective Date, Esperion shall commence the transfer to DS or DS’s Affiliate at Esperion’s cost the analytical method transfer for the Brazilian Facility (as such term will be defined in the Supply Agreement) and the packaging blister specifications for Bulk Tablets of the Licensed Products.
3.8Supply of Stability Study Samples. At DS’s request, Esperion shall provide DS with Bulk Tablets for use by DS to conduct stability testing of Bulk Tablets as required for the DS Territory at the supply price agreed in the Section 5.2.5 (Supply Price) and in accordance with the delivery terms set forth in Section 5.3 (Delivery Terms); provided that DS notifies Esperion of the requested quantity of Bulk Tablets and date of delivery of such Bulk Tablets at least [***] before the requested date of delivery.
3.9 Right of Reference. Each Party hereby grants to the other Party (as well as to the other Party’s Related Parties, when and if designated by the other Party from time to time) a non-exclusive, non-transferable right to rely upon, access, and reference all information and data (including all CMC information as well as data made, collected or otherwise generated in the conduct of any Clinical Studies or early access/named patient programs for the Licensed Products) included in or used in support of any regulatory filing, Regulatory Approval, drug master file or other Regulatory Documentation, in each case, that is owned or Controlled by such Party, that relates to any Licensed Product, as necessary or useful to obtain or maintain Regulatory Approval of Licensed Products in the DS Territory or the Esperion Territory, as the case may be. Such Party shall, if requested by the other Party, provide a signed statement that the other Party may rely upon, and the Regulatory Authority may access, in support of the other Party’s application for such Regulatory Approval in its Territory, any underlying raw data or information submitted by such Party to the Regulatory Authority with respect to any regulatory filing, Regulatory Approval, drug master file or other Regulatory Documentation (including orphan drug applications and designations) owned or controlled by such Party or its Related Parties that relates to any Licensed Product. In addition, upon request of either Party (on behalf of itself or a Sublicensee), the other Party shall obtain and provide to the requesting Party certificates or other formal or official attestations concerning the regulatory status of the Licensed Products in the DS Territory or the Esperion Territory, as applicable (e.g., Certificates of Free Sale, Certificates for Export, Certificates to Foreign Governments).

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3.10 Pharmacovigilance. Within [***] after the Effective Date, the Parties shall enter into a Safety Data Exchange Agreement, or amend the existing Safety Data Exchange Agreement between Esperion and Daiichi Sankyo Europe GMBH for the DSE Territory, entered into on April 30, 2019, defining the pharmacovigilance responsibilities of the Parties, including safety data exchange procedures, with respect to the DS Territory, in substantially the form attached hereto as Schedule 3.9 (the “Safety Data Exchange Agreement”). Esperion will own and maintain the global safety database for the Licensed Products.
3.11 Inspection. If any Governmental Authority or Regulatory Authority requests to inspect Esperion or Esperion’s Manufacturing facilities, Esperion shall make reasonable efforts to support and allow such inspection. [***] for the inspection [***] at Esperion or Esperion’s Manufacturing site shall [***] and [***] for such inspection shall be [***] [***].

4.COMMERCIALIZATION
4.1Responsibility, Cost and Diligence.
4.1.1Esperion Territory. Esperion shall be solely responsible, [***], for all Commercialization activities relating to the Licensed Products in the Esperion Territory.
5.1.1DS Territory. Subject to the terms and conditions of this Agreement, DS shall be solely responsible, [***], for all Commercialization activities relating to Licensed Products in the DS Territory.
6.1.1DS Commercial Diligence. DS will use Commercially Reasonable Efforts to Commercialize Licensed Products in the Field in the DS Territory. DS shall conduct all Commercialization activities for each Licensed Product in accordance with the applicable DS Territory Commercialization Plan and in compliance with applicable Laws and this Agreement.
4.2Initial DS Territory Commercialization Plan.
4.2.1Initial Commercialization Plan. No later than within [***] months of the date of filing of the applicable application for Regulatory Approval for a Licensed Product in the Field in the applicable country in the DS Territory, DS shall deliver to the JCC an initial written plan setting forth a summary of the anticipated activities to be undertaken by DS in connection with the Commercialization of such Licensed Product in the applicable country in the DS Territory (each an “DS Territory Commercialization Plan”), [***] Each DS Territory Commercialization Plan shall provide an outline of the Commercialization activities for the Licensed Product in the DS Territory, including (a) the positioning of the Licensed Product, (b) a summary of the branding and communication strategy with respect thereto, (c) a summary of the number of sales representatives and other personnel to be assigned on a country-by-country basis to sell the Licensed Product in the DS Territory, (d) a summary of the medical conferences and other presentations at which the Licensed Product will be promoted, and (e) annual sales projections. Commercialization activities set forth in each DS Territory Commercialization Plan shall at all times be designed to be in compliance with all applicable Laws and in accordance with professional and ethical standards customary in the pharmaceutical industry.
4.2.2Amendments to DS Territory Commercialization Plan. The DS Territory Commercialization Plan for a Licensed Product shall be updated and modified by DS, from time to time at its discretion but no less frequently than [***], based upon, among other things, DS’s Commercialization activities with respect to such Licensed Product in the DS Territory, and including any changes required to take into account ongoing Development activities, a copy of which updated plan will be provided to the JCC.
4.3Advertising and Promotional Materials.
4.3.1Global Branding. Esperion shall, from time to time during the Term, develop (and thereafter modify and update) a suggested global branding strategy (including global positioning, promotional messages, colors and other visual branding elements) for each Licensed Product for suggested use throughout the world (the “Global Branding Strategy”), which will be shared in the JCC. Esperion will submit the Global

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Branding Strategy for the Licensed Products to the JCC at least [***]. Esperion shall consider in good faith any comments provided by DS with respect to the Global Branding Strategy. The Global Branding Strategy is not binding upon DS or its Commercialization of the Licensed Products in the DS Territory. DS shall, following review of the Global Branding Strategy, reasonably consider implementing the Global Branding Strategy but has no obligation to do so.
4.3.2DS Advertising & Promotion. DS will be responsible for the creation, preparation, production, reproduction and filing with the applicable Regulatory Authorities, of relevant written sales, promotion and advertising materials relating to each Licensed Product for use in the DS Territory (“DS Territory Promotional Materials”). All such DS Territory Promotional Materials will be compliant with applicable Law and in DS’s discretion, may (but shall not be required to) adopt aspects of the Global Branding Strategy for such Licensed Product in the DS Territory. DS will submit representative samples, machine translated into the English language, of its DS Territory Promotional Materials developed by it for use in the DS Territory to the JCC for information purposes [***]. DS shall consider in good faith any timely comments Esperion may have with respect to such samples of DS Territory Promotional Materials.
4.3.3Esperion Advertising & Promotional Materials. From time to time, and in any event upon the reasonable request of DS, Esperion shall provide to DS copies of Licensed Product promotional materials which have been used in countries where Esperion commercializes the Licensed Product, including the United States, in order for DS to align its promotional materials with the Global Branding Strategy.
4.3.4Product Trademarks. DS may propose and the Parties will discuss at the JCC Trademarks to be used in the Commercialization of Licensed Products in the DS Territory. Any such Trademarks that are approved by the JCC in accordance with Section 6.1.7 (JCC Decision-Making) shall be an Esperion Trademark.
4.4Reporting Obligations. Within [***] following the first Regulatory Approval of any Licensed Product in the Field in the DS Territory, DS shall provide Esperion with a written report summarizing DS’s Commercialization activities for such Licensed Product performed to date (or updating such report for activities performed since the last such report was given hereunder, as applicable). In addition, DS shall provide Esperion with written notice of the First Commercial Sale of each Licensed Product in the DS Territory within [***] days after such event; provided, however, that in all circumstances, DS shall inform Esperion of such event prior to public disclosure of such event by DS. DS shall provide such other information to the JCC as Esperion may reasonably request with respect to Commercialization of such Licensed Product.
4.5Sales and Distribution. Each Party and its Related Parties shall be responsible for booking sales in its respective Territory. The Parties will use their good faith efforts to coordinate the timing of any public disclosure of Net Sales of the Licensed Products in the DS Territory prior to such disclosure. Each Party and its Related Parties may warehouse Licensed Products both inside and outside of such Party’s Territory, provided that any sales with respect to such Licensed Products are booked in such Party’s Territory. Each Party and its Related Parties shall be solely responsible for handling all returns of any Licensed Product sold in its Territory, as well as all aspects of Licensed Product order processing, invoicing and collection, distribution, inventory and receivables of Licensed Products sold in its Territory.
4.6Ex-Territory Sales; Export Monitoring.
4.6.1Ex-Territory Sales. Subject to applicable Law, neither Party shall engage in any advertising or promotional activities relating to any Licensed Product directed primarily to customers or other buyers or users of such Licensed Product located outside its Territory or accept orders for Licensed Products from or sell Licensed Products into such other Party’s Territory for its own account, and if a Party receives any order for any Licensed Product in the other Party’s Territory, it shall refer such orders to the other Party. [***].
4.6.2Export Monitoring. Each Party and its Related Parties will use Commercially Reasonable Efforts to monitor and prevent exports of Licensed Products from its own Territory for Commercialization in the other Party’s Territory using methods permitted under applicable Law that are commonly used in the industry for such purpose (if any), and shall promptly inform the other Party of any such exports of

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Licensed Products from its Territory, and any actions taken to prevent such exports. Notwithstanding the agreement of the Parties in Section 4.6.1 (Ex-Territory Sales), each Party agrees to take reasonable actions requested in writing by the other Party that are consistent with Law [***].
4.7Recalls, Market Withdrawals or Corrective Actions.
4.7.1Notification and Determination. In the event that any Regulatory Authority threatens or initiates any action to remove a Licensed Product from the market, the Party receiving notice thereof shall notify the other Party of such communication immediately (but in no event later than [***] hours after receipt thereof).
4.7.2Responsibility of the Parties. During the Term, DS shall at all times be responsible for and shall determine whether to initiate any recall, withdrawal or market notification of a Licensed Product in the Field in the DS Territory and Esperion shall at all times be responsible for and shall determine whether to initiate any recall, withdrawal or market notification of a Licensed Product in the Field in the Esperion Territory, including the scope of such recall or withdrawal (e.g., a full or partial recall, or temporary or permanent recall or market notification); provided, however, that before such responsible Party initiates a recall, withdrawal or market notification in its respective Territory, the Parties shall promptly meet in-person or by means of teleconference, videoconference or other similar communications equipment and discuss in good faith the reasons therefor; provided further, that such discussions shall not delay any action that such responsible Party believes has to be taken in relation to any recall, withdrawal or market notification.
5.MANUFACTURE AND SUPPLY
5.1Licensed Products. Esperion shall have the sole right and responsibility to Manufacture the Licensed Products for the DS Territory, subject to the terms of this Agreement (including DS’s right and responsibility to conduct primary and secondary packaging of the Bulk Tablets as set forth below), the Supply Agreement and the Quality Agreement; provided, however, that Esperion’s responsibility to Manufacture the Licensed Products for the DS Territory shall be limited to Manufacturing such Licensed Products in Bulk Tablet form. DS shall have the sole right and responsibility, [***], for the primary and secondary packaging of the Bulk Tablets supplied by Esperion for commercial use in the DS Territory. Promptly following the Effective Date, the Parties shall negotiate in good faith and shall enter into a supply agreement (the “Supply Agreement”) pursuant to which Esperion shall supply the Bulk Tablets to DS for Commercialization in the DS Territory.
5.2Back-Up Manufacturing Right.
5.2.1Supply Failure. A “Supply Failure” shall mean a failure, in any [***] consecutive [***], beginning at least [***]) months after DS’s First Commercial Sale of a Licensed Product, to supply DS with at least [***] percent ([***]%) of the aggregate quantity of Bulk Tablet ordered by DS as detailed in the Supply Agreement. A Supply Failure shall be considered a material breach of this Agreement; provided that if DS, by written notice to Esperion, exercises its right to Manufacture or have Manufactured the Bulk Tablets, as described in Section 5.2.3 (Manufacturing Rights) or Section 5.2.4 (CMO Step-In Rights).
5.2.2Escrow. The Parties will enter into an escrow agreement (the “Escrow Agreement”) within [***]) days of the execution of this Agreement. Esperion agrees to deposit in a technology escrow account with a Third Party escrow agent (the “Escrow Agent”) under the Escrow Agreement [***] (the “Escrowed Materials”). Esperion shall keep the Escrowed Materials current and shall deposit each new or modified item of Esperion Manufacturing Know-How as it is created, obtained or identified. The Escrowed Materials shall be released to DS upon DS’s written demand in the event of a Supply Failure. The Parties shall [***] all charges pursuant to the Escrow Agreement; provided, however, that Esperion will pay all charges pursuant to the Escrow Agreement during each Calendar Year and submit an invoice to DS for [***] ([***]%) of such charges promptly following the end of each Calendar Year.
5.2.3Manufacturing Rights. Upon the occurrence of a Supply Failure, at DS’s option, such option to be exercised, if at all, by written notice to Esperion within [***]) days after the occurrence of such Supply Failure (or such longer period as the Parties may agree in writing), DS may Manufacture or have Manufactured, the Bulk Tablets solely for Development and Commercialization in the DS Territory.

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5.2.4CMO Step-In Rights. Esperion shall use Commercially Reasonable Efforts to include in each Manufacturing or supply agreement with any Third Party contract manufacturing organization that provides API and Bulk Tablet Manufacturing services (each, a “CMO”) engaged by Esperion to Manufacture the Licensed Product for clinical or commercial distribution in the DS Territory a provision that permits DS to, at DS’s option, such option to be exercised, if at all, by written mutual agreement of the Parties within [***] days after the occurrence of such Supply Failure (or such longer period as the Parties may agree in writing), to engage such CMO directly under Esperion’s agreement with such CMO or enter into its own agreement with such CMO on substantially the same terms as Esperion in the case of a Supply Failure.
5.2.5Supply Price. DS will purchase the Licensed Product at [***] U.S. Dollars cent [***]) per tablet for all SKUs in accordance with the terms and conditions set forth in the Supply Agreement, subject to increases or decreases to such price in connection with newly adopted tariffs or taxes, if any, imposed by competent authorities in the DS Territory on such purchases.
5.3Delivery Terms. Notwithstanding anything in the Supply Agreement, Esperion shall deliver the Bulk Tablets to [***] the German Facility (as such term will be defined in the Supply Agreement) and [***] Piramal Facility in the UK or India. Esperion shall ensure that the Bulk Tablets supplied by Esperion to DS shall have at least [***]) percent of its shelf life remaining at the time of delivery at the German Facility and the Piramal Facility in the UK or India.
5.4Quality Agreement. Prior to delivery of any Licensed Product by Esperion to DS pursuant to the Supply Agreement, the Parties shall enter into a Quality Agreement, in substantially the form attached hereto as Schedule 5.4, which shall govern issues related to the quality of Licensed Product supplied by Esperion under the Supply Agreement (the “Quality Agreement”). If there are contradictions, conflicts, or inconsistencies related to the quality assurance between the terms of this Agreement and any terms of the Quality Agreement in relation to the quality of the Bulk Tablet, the terms of the Quality Agreement shall control unless otherwise agreed to in writing between the Parties. Should Esperion wish to modify, amend or supplement the specifications of the Bulk Tablet for any reason, it shall so notify DS well in advance, before the change of specification of the Bulk Tablet, and DS shall make a reasonable effort to obtain an authorization from the Regulatory Authority with respect to such change in each country of DS Territory. If DS cannot obtain approval from a Regulatory Authority in any country of DS Territory Esperion shall continue to provide Bulk Tablet under the approved specification in that country.

6.COLLABORATION MANAGEMENT
6.1Joint Collaboration Committee.
6.1.1Overview. The Parties shall establish a joint collaboration committee (the “Joint Collaboration Committee” or the “JCC”) within [***] days after the Effective Date to oversee the Development and Commercialization activities relating to the Licensed Products in the Field in the DS Territory, including reviewing and guiding implementation of the Development in the DS Territory. The JCC shall also be responsible for the enumerated responsibilities set forth in Section 6.1.6 (JCC Responsibilities).
6.1.2Composition. The JCC shall be comprised of [***] members, with each Party contributing [***] representatives who are employees of such Party. Each Party shall appoint its respective representatives to the JCC as of the Effective Date and may substitute one or more of its representatives, in its sole discretion, effective upon notice to the other Party of such change. Each Party shall have at least [***] JCC representative who is an executive level employee (vice president or above), and all JCC representatives shall have appropriate expertise, seniority, decision-making authority and ongoing familiarity with the Parties’ activities hereunder. Additional representatives or consultants may from time to time, by mutual consent of the Parties, be invited to attend JCC meetings, subject to such representatives and consultants (or the representative’s or consultant’s employer) undertaking confidentiality obligations, whether in a written agreement or by operation of law, no less stringent than the requirements of Section 7.1 (Nondisclosure Obligation).

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6.1.3JCC Co-Chairpersons. The JCC shall be co-chaired by a representative of each of DS and Esperion (the “Co-Chairpersons”), the name of such representative of each Party to be communicated to the other Party prior to the first scheduled meeting of the JCC. The Co-Chairpersons’ JCC responsibilities shall include setting the agenda for meetings, conducting meetings, including, when feasible, ensuring that objectives for each meeting are set and achieved and ensuring the objectives and results of each meeting are communicated to the senior management of each Party, in each case in close consultation with the Alliance Managers. A Co-Chairperson can be an Alliance Manager at the same time.
6.1.4Alliance Managers.
a.Appointment. Within [***]) days following the Effective Date, each Party will appoint (and notify the other Party of the identity of) an employee of such Party having a general understanding in matters related to pharmaceutical development, commercialization, and promotion, to act as its alliance manager under this Agreement (each, an “Alliance Manager”). The Alliance Managers shall be a participant or member, as applicable, of the JCC and will serve as a primary point of contact for the other Party and will undertake such other tasks as are detailed in this Agreement or as may be assigned by the JCC. Each Alliance Manager shall attend each scheduled meeting of the JCC. Each Party may change its Alliance Manager at any time in its sole discretion with written notice to the other Party.
b.General Responsibilities. Each Alliance Manager will be responsible to ensure a collaborative work environment between the Parties to ensure that the alliance is run smoothly, professionally and productively. Each Alliance Manager shall act in his or her discretion to facilitate the execution of the collaboration throughout their organization and will oversee and support implementation plans; promote effectiveness of the governance model and implementation of contractual provisions and lead any changes to enhance the alliance between both Parties; and facilitate the JCC (and other bodies) for effective decision making in a timely manner.
c.Specific Responsibilities. The Alliance Managers shall be responsible for (i) scheduling meetings of the JCC, (ii) setting agendas for meetings with solicited input from other members and (iii) for acting as secretary at each meeting and preparing the draft minutes of such meeting, which shall provide a description in reasonable detail of the discussions held at the meeting and a list of any actions, decisions or determinations approved by the JCC. Within [***] days after each meeting, the drafting Alliance Manager shall provide the draft minutes to the other Alliance Manager for review and comment. The drafting Alliance Manager shall reasonably consider all comments from the other Alliance Manager that are provided within [***] days. The drafting Alliance Manager shall prepare and submit revised final draft minutes for approval within [***] days after receipt of such comments or upon the expiration of such [***] day comment period. Beginning with DS’s Alliance Manager, such responsibilities shall alternate between the Alliance Managers on a meeting-by-meeting basis after each meeting of the applicable committee.
6.1.5Meetings. The JCC shall meet, unless mutually agreed to by the Parties, no less frequently than each [***] during the Term; provided, however, that the frequency of JCC meetings can be adjusted upon the consent of both Parties. Meetings can be conducted in person or by means of teleconference, videoconference or other similar communications equipment. All meetings and proceedings for the JCC shall take place in English. Each Party shall bear its own expenses relating to attendance at such meetings by its representatives.
6.1.6JCC Responsibilities. The JCC shall have the following responsibilities with respect to the Development, Manufacturing and Commercialization of Licensed Products pursuant to this Agreement:
a.discussing, reviewing and approving the Development Plans and amendments or modifications to the Development Plans;
b.discussing, reviewing and approving the Development of new formulations of Licensed Products;

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c.discussing and reviewing the implementation of the Development Plans, and reviewing the status and results of such Development Plans;
d.discussing, reviewing and approving Clinical Studies, including post-marketing studies proposed to be sponsored or supported (through supply of Licensed Products) by DS or Esperion (in respect of the Development Pre-Approval Clinical Studies in South Korea and Taiwan), as detailed in Section 2.1.2 (Development in South Korea and Taiwan)), of Licensed Products in the DS Territory, including the approval of the relevant study design or summary of the relevant protocol and related documentation;
e.discussing and reviewing the status of Licensed Products, including material Development and Manufacturing matters in the Esperion Territory and the DS Territory;
f.discussing and reviewing the Global Branding Strategy;
g.discussing, reviewing and approving the DS Territory Commercialization Plans and amendment or modifications to the DS Territory Commercialization Plans;
h.discussing and reviewing the implementation of such DS Territory Commercialization Plans, and reviewing the status and results of such DS Territory Commercialization Plans;
i.reviewing representative samples of DS Territory Promotional Materials developed for use in the DS Territory as provided in Section 4.3.2 (DS Advertising & Promotional Materials);
j.discussing, reviewing and approving Trademarks for the DS Territory pursuant to Section 4.3.4 (Product Trademarks);
k.reviewing a publication strategy pursuant to which the Parties may publish certain key results achieved in connection with this Agreement as provided in Section 7.2.1 (Publication);
l.overseeing the JCC’s subcommittees and ensuring effective participation in each such committee’s operations by any of its members;
m.addressing any other matters regarding the Development, and Manufacturing of Licensed Products referred to the JCC by the terms of this Agreement; and
n.performing such other activities as the Parties agree in writing shall be the responsibility of the JCC.
6.1.7JCC Decision-Making.
a.Voting. With respect to decisions of the JCC, the representatives of each Party shall have collectively one (1) vote on behalf of such Party. For each meeting of the JCC, the attendance of at least [***] representatives of each Party shall constitute a quorum. Action on any matter may be taken at a meeting, by teleconference, by videoconference or by written agreement.
b.Escalation. The JCC shall attempt to resolve any and all decisions and disputes before it by consensus. If the JCC is unable to reach consensus with respect to a decision or dispute regarding any matter within the JCC’s responsibilities for a period in excess of [***] days, then the dispute shall be submitted to the Chief Executive Officers of Esperion and DS or his or her designee for resolution. If such dispute cannot be resolved for a period in excess of [***]) days following escalation (or such other period as the Parties may agree), then Section 6.1.7(c) (Tie-Breaking) shall apply.
c.Tie-Breaking. If a dispute cannot be resolved under Section 6.1.7(b) (Escalation), then:

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i.The Chief Executive Officer of DS or his or her designee shall have the deciding vote if the dispute relates to [***].
ii.The Chief Executive Officer of Esperion shall have the deciding vote if the dispute relates to:
a.[***];
b.[***]; and
c.[***].[***].

iii.[***].
For the avoidance of doubt, all matters relating to the Development, Manufacturing and Commercialization of the Licensed Products in the Esperion Territory shall be decided by Esperion and shall not be subject to decision-making by the JCC.
d.Limitation of Power of JCC. Neither the JCC nor any subcommittee of the JCC shall have decision-making authority regarding any of the following matters, and neither Party shall be permitted to exercise its tie-breaking authority under Section 6.1.7(c) (Tie-Breaking), such that the resulting decision would have any of the following results:
i.the imposition of any requirements on the other Party to undertake obligations beyond those for which it is responsible, or forgo any rights, under this Agreement;
ii.the imposition of any requirements that the other Party take or decline to take any action that would result in a violation of any Law or any agreement with any Third Party or the infringement of intellectual property rights of Third Parties;
iii.any matters that would excuse such Party from any of its obligations specifically enumerated under this Agreement; or
iv.modifying the terms of this Agreement or taking any action to expand or narrow the responsibilities of the JCC (but excluding amendments and modifications to any schedules or exhibits to this Agreement that are expressly permitted under this Agreement).
6.1.8Subcommittees. The Parties or the JCC shall have the right to create such subcommittees of the JCC as they or it may deem appropriate or necessary (such as a finance subcommittee, or other appropriate subcommittees). Each such subcommittee shall report to the JCC, which shall have authority to approve or reject recommendations or actions proposed thereby, subject to the terms of this Agreement.
6.2Collaboration Principles. In performing its obligations and exercising its rights hereunder (including acting through its executives, representatives on any of the committees and its Alliance Managers), each Party [***] to undertake and perform its obligations in a timely and efficient manner [***].
6.3Confidentiality. All information disclosed by either Party or its representatives to the other Party or its representatives under this Section 6 (Collaboration Management) shall be deemed to be Confidential Information of the disclosing Party and maintained in accordance with Section 7 (Confidentiality and Publication).
6.4Modifications. The Parties may meet from time to time to discuss whether any changes to the governance structure for the Parties’ activities hereunder are necessary or advisable.
7.CONFIDENTIALITY AND PUBLICATION
7.1Nondisclosure Obligation.

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7.1.1All Confidential Information disclosed by one Party to the other Party under this Agreement shall be maintained in confidence by the receiving Party and shall not be disclosed to a Third Party or used for any purpose except as set forth herein without the prior written consent of the disclosing Party, except to the extent that such Confidential Information:
a.is known by the receiving Party at the time of its receipt, and not through a prior disclosure by the disclosing Party, as documented by the receiving Party’s business records;
b.is known to the public before its receipt from the disclosing Party, or thereafter becomes known to the public through no breach of this Agreement by the receiving Party;
c.is subsequently disclosed to the receiving Party by a Third Party who is not known by the receiving Party to be under an obligation of confidentiality to the disclosing Party; or
d.is developed by the receiving Party independently of Confidential Information received from the disclosing Party, as documented by the receiving Party’s business records.
7.1.2Notwithstanding the obligations of confidentiality and non-use set forth above and in Section 7.1.3 (Nondisclosure Obligation) below, a receiving Party may provide Confidential Information disclosed to it, and disclose the existence and terms of this Agreement as may be reasonably required in order to perform its obligations and to exploit its rights under this Agreement, and specifically to (i) Related Parties, and their employees, directors, agents, consultants, advisors or other Third Parties for the performance of its obligations hereunder in accordance with this Agreement in each case who are under an obligation of confidentiality with respect to such information that is no less stringent than the terms of this Section 7.1 (Nondisclosure Obligation); (ii) Governmental Authorities or other Regulatory Authorities, Statutory Accountants or tax and legal advisors in order to obtain patents, comply with statutory tax and legal requirements in any country or perform its obligations or exploit its rights under this Agreement, provided that such Confidential Information shall be disclosed only to the extent reasonably necessary to do so; (iii) the extent required by Law, including by the rules or regulations of the United States Securities and Exchange Commission or similar regulatory agency in a country other than the United States or of any stock exchange or listing entity; and (iv) (a) any bona fide actual or prospective underwriters, investors, lenders or acquirers of a Party or substantially all of its assets and to consultants and advisors of such Third Party, and (b) any bona fide actual or prospective collaborators or strategic partners and to consultants and advisors of such Third Party, in each case of (a) and (b) during bona fide business discussions provided that the receiving party of such information is under an obligation of confidentiality of reasonable scope and duration with respect to such information. If a Party is required by Law to disclose Confidential Information that is subject to the non-disclosure provisions of this Section 7.1 (Nondisclosure Obligation), such Party shall promptly inform the other Party of the disclosure that is being sought in order to provide the other Party an opportunity to challenge or limit the disclosure. Notwithstanding Section 7.1.1 (Nondisclosure Obligation), Confidential Information that is required to be disclosed by Law shall remain otherwise subject to the confidentiality and non-use provisions of this Section 7.1 (Nondisclosure Obligation). If either Party concludes that a copy of any of this Agreement must be filed with the United States Securities and Exchange Commission or similar regulatory agency in a country other than the United States, such Party shall provide the other Party with a copy of such agreement showing any provisions hereof as to which the Party proposes to request confidential treatment, shall provide the other Party with an opportunity to comment on any such proposed redactions and to suggest additional redactions, and shall take such Party’s comments into consideration before filing such agreement.
7.1.3Each Party recognizes that the value to the other Party of the transactions under this Agreement depend, in part, on each Party protecting the secrecy of its Know-How. Therefore, without limiting any Party’s right to license its Know-How, subject to the terms of this Agreement, in any way it chooses, each Party shall use Commercially Reasonable Efforts to protect the confidentiality of its Know-How as determined in such Party’s reasonable business judgment.
7.2Publication and Publicity.
7.2.1Publication. The JCC shall develop a publication strategy pursuant to which the Parties may publish certain key results achieved in connection with this Agreement, including in connection with

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Development of the Licensed Products. All publications of such key results shall also be subject to this Section 7.2.1 (Publication). Except for disclosures permitted pursuant to Section 7.1 (Nondisclosure Obligation) and Section 7.2.2 (Publicity), either Party wishing to make a publication or public presentation regarding any such key results, or that contains the Confidential Information of the other Party, shall deliver to the other Party a copy of the proposed written publication or presentation at least [***] days prior to submission for publication or presentation. The reviewing Party shall have the right (i) to require modifications to the publication or presentation for patent reasons, trade secret reasons or business reasons, and the publishing Party shall remove all Confidential Information of the other Party if requested by the reviewing Party, or (ii) to request a reasonable delay in publication or presentation in order to protect patentable information. If the reviewing Party requests a delay, the publishing Party shall delay submission or presentation for a period of one hundred and [***] days to enable the non-publishing Party to file patent applications protecting such Party’s rights in such information.
7.2.2Publicity. Except as set forth in Section 7.1 (Nondisclosure Obligation) and Section 7.2.1 (Publication) above and Section 7.3 (Press Release) below, the terms of any of this Agreement may not be disclosed by either Party. Neither Party shall use the name, Trademark or trade name or logo of the other Party or its employees in any publicity, news release or disclosure relating to any of this Agreement, its subject matter, or the activities of the Parties hereunder without the prior express written permission of the other Party, except as may be required by Law, including by the rules or regulations of the United States Securities and Exchange Commission or similar regulatory agency in any country other than the United States or of any stock exchange or listing entity, or except as expressly permitted by the terms hereof.
7.3Press Release. Following the execution of this Agreement, the Parties may each issue a press release in substantially the form set forth in Schedule 7.3 (Press Releases) or such other forms mutually agreed by the Parties. After such initial press releases, neither Party shall issue a press release or public announcement relating to the Parties’ respective rights and obligations under this Agreement without the prior written approval of the other Party, not to be unreasonably withheld, conditioned or delayed, except that the Parties may (i) once a press release or other public statement is approved in writing by both Parties, make subsequent public disclosure of the information contained in such press release or other written statement without the further approval of the other Party, and (ii) issue a press release or public announcement as required, in the reasonable judgment of such Party, by Law, including by the rules or regulations of the United States Securities and Exchange Commission, or similar regulatory agency in a country other than the United States or of any stock exchange or listing entity on which such Party desires to list or does list its securities.
7.4Survival. The provisions in this Section 7 (Confidentiality and Publication) shall survive the expiration or the termination of this Agreement for a period of [***] years thereafter, except that with respect to trade secrets, such provisions and obligations shall survive for as long as the trade secrets remain secret.
8.LICENSES
8.1License Grants to DS.
8.1.1Exclusive License Grant. Subject to the terms and conditions of this Agreement, Esperion hereby grants to DS a non-transferable (except as provided in Section 14.1 (Assignment)), sublicensable (subject to Section 8.1.2 (DS Sublicense Rights)), exclusive (even as to Esperion and its Affiliates, except as provided in Section 2.1.2 (Development in South Korea and Taiwan)) license under the Esperion Technology, Esperion’s interest in the Joint Technology, and the Esperion Trademarks to Develop (but solely to the extent necessary for DS to conduct the Development activities set forth in the applicable Development Plan in accordance with Section 2.1.3 (Development Plans), have Developed (but solely to the extent necessary for DS to conduct the Development activities set forth in the applicable Development Plan in accordance with Section 2.1.3 (Development Plans)), Manufacture (but solely in accordance with Section 5.1 (Licensed Products) and Section 5.2 (Back-Up Manufacturing Rights), have Manufactured (but solely in accordance with Section 5.1 (Licensed Products) and Section 5.2 (Back-Up Manufacturing Rights)) and Commercialize Licensed Products in the Field in the DS Territory. The license granted hereunder shall be royalty-bearing for the Royalty Term applicable to each Licensed Product in the DS Territory, and, after the Royalty Term applicable to such Licensed Product, shall convert to a fully-paid, royalty-free perpetual license.

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8.1.2DS Sublicense Rights. DS shall have the right to sublicense any of its rights under Section 8.1.1 (Exclusive License Grant) to any of its Affiliates or to any Third Party without the prior consent of Esperion, subject to the requirements of this Section 8.1.2 (DS Sublicense Rights). Each sublicense granted by DS pursuant to this Section 8.1.2 (DS Sublicense Rights) shall be subject and subordinate to the terms of this Agreement and shall contain provisions consistent with those in this Agreement. DS shall promptly provide Esperion with a copy of the fully executed sublicense agreement covering any sublicense granted hereunder to a Third Party (which copy may be redacted to remove provisions which are not necessary to monitor compliance with this Section 8.1.2 (DS Sublicense Rights)), and each such sublicense agreement shall contain the following provisions: (i) a requirement that the Sublicensee comply with the confidentiality and non-use provisions of Section 7 (Confidentiality and Publication) with respect to Esperion’s Confidential Information and (ii) a requirement that the Sublicensee submit applicable sales or other reports to DS to the extent necessary or relevant to the reports required to be made or records required to be maintained under this Agreement. Notwithstanding any sublicense, DS shall remain primarily liable to Esperion for the performance of all of DS’s obligations under, and DS’s compliance with all provisions of, this Agreement.
8.1.3No Implied Licenses. Except as specifically set forth in this Agreement, neither Party shall acquire any license or other right or interest, by implication or otherwise, in any intellectual property rights of the other Party or any of its Affiliates.
8.2License Grants to Esperion.
8.2.1License Grant for Esperion Territory. Subject to the terms and conditions of this Agreement, DS hereby grants Esperion a non-transferable (except as provided in Section 14.1 (Assignment)), sublicensable (subject to Section 8.2.2 (Esperion Sublicense Rights)), non-exclusive, royalty-free license under the DS Technology for all uses in connection with any Licensed Product in the Esperion Territory.
8.2.2Esperion Sublicense Rights. Esperion shall have the right to sublicense any of its rights under Section 8.2.1 (License Grant for Esperion Territory) to any of its Affiliates or to any Third Party without the prior consent of DS, subject to the requirements of this Section 8.2.2 (Esperion Sublicense Rights). Each sublicense granted by Esperion pursuant to this Section 8.2.2 (Esperion Sublicense Rights) shall be subject and subordinate to this Agreement and shall contain provisions consistent with those in this Agreement. Esperion shall promptly provide DS with a copy of the fully executed sublicense agreement covering any sublicense granted hereunder (which copy may be redacted to remove provisions which are not necessary to monitor compliance with this Section 8.2.2 (Esperion Sublicense Rights)), and each such sublicense agreement shall contain a requirement that the Sublicensee comply with the confidentiality and non-use provisions of Section 7 (Confidentiality and Publication) of this Agreement with respect to DS’s Confidential Information. Notwithstanding any sublicense, Esperion shall remain primarily liable to DS for the performance of all of Esperion’s obligations under, and Esperion’s compliance with all provisions of, this Agreement.
8.3Option to Expand the DS Territory.
a.Subject to the terms and conditions of this Agreement, Esperion hereby grants to DS an exclusive option to expand the DS Territory to include the Middle East Option Territory (the “Middle East Option”). DS may exercise the Middle East Option during the Option Period by providing written notice to Esperion during the Option Period that it elects to exercise the Middle East Option; provided, however, that DS may not exercise the Middle East Option unless and until it has entered into a sublicense agreement with a Third Party, on terms that are approved by Esperion, pursuant to which DS grants such Third Party a sublicense to Develop, Manufacture (but solely to the extent necessary to conduct primary and secondary packaging of the Bulk Tablets) and Commercialize the Licensed Products in the Middle East Option Territory (the “Middle East Sublicense”). From and after the date on which DS exercises the Middle East Option (the “Middle East Option Exercise Date”), and continuing until the expiration or earlier termination of the Middle East Sublicense, the DS Territory shall include the Middle East Option Territory; provided, however, that Section 9.2 (Commercial Milestones) will not apply to the Middle East Option Territory; and provided further, that DS shall pay to Esperion fifty percent (50%) of upfront payments and royalty received by DS under the

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Middle East Sublicense in accordance with Sections 9.5 (Audits), 9.6 (Payment), 9.7 (Late Payment), 9.8 (Taxes) and 9.9 (Payment of Back Royalties).
b.Subject to the terms and conditions of this Agreement, Esperion hereby grants to DS an exclusive option to expand the DS Territory to include the Latin American Option Territory (the “Latin American Option”). DS may exercise the Latin American Option during the Option Period by providing written notice to Esperion during the Option Period that it elects to exercise the Latin American Option; provided, however, that DS may not exercise the Latin American Option unless and until it has entered into a sublicense agreement with a Third Party to be mutually agreed to by the Parties, on terms that are approved by Esperion, pursuant to which DS grants to such Third Party an exclusive sublicense to Develop, Manufacture (but solely to the extent necessary to conduct primary and secondary packaging of the Bulk Tablets) and Commercialize the Licensed Products in the Latin American Option Territory (the “Latin American Sublicense”). From and after the date on which DS exercises the Latin American Option (the “Latin American Option Exercise Date”), and continuing until the expiration or earlier termination of the Latin American Sublicense, the DS Territory shall include the Latin American Option Territory; provided, however, that Section 9.2. (Commercial Milestones) will not apply to the Latin American Option Territory. The specific terms for the Latin American Sublicense between Esperion and DS shall be discussed and agreed during the Option Period, however Sections 9.5 (Audits), 9.6 (Payment), 9.7 (Late Payment), 9.8 (Taxes) and 9.9 (Payment of Back Royalties) of this Agreement shall apply.
8.4Retained Rights. For the avoidance of doubt, notwithstanding the provisions of Section 8.1 (License Grants to DS) or any other provision of this Agreement, Esperion shall retain rights under the Esperion Patent Rights, Esperion Know-How, Regulatory Documentation, Esperion Trademarks and Esperion house marks to (a) perform its responsibilities under this Agreement or any ancillary agreement; and (b) Develop and Manufacture the Licensed Product in the Territory for purposes of the Development of the Licensed Product worldwide and Commercialization of the Licensed Product outside the DS Territory and the DSE Territory.
8.5No Implied Licenses. Except as specifically set forth in this Agreement, neither Party shall acquire any license or other right or interest, by implication or otherwise, in any intellectual property rights of the other Party or any of its Affiliates.
8.6Bankruptcy and Section 365(n). All rights and licenses granted under or pursuant to this Agreement by a Party to the other, including those set forth in Section 8 (Licenses) and Section 3.9 (Right of Reference), are and shall otherwise be deemed to be, for purposes of Section 365(n) of Title 11 of the United States Code (the “U.S. Bankruptcy Code”), or the equivalent of the foregoing in any foreign counterpart thereto, as applicable, (collectively, the “Bankruptcy Code”), licenses of right to “intellectual property” as defined under Bankruptcy Code. The Parties agree that the Parties and their respective Sublicensees, as Sublicensees of such rights under this Agreement, shall retain and may fully exercise all of their rights and elections under the Bankruptcy Code. The Parties further agree that upon commencement of a proceeding by or against a Party (the “Bankrupt Party”) under the Bankruptcy Code, the other Party (the “Non-Bankrupt Party”) will be entitled to a complete duplicate of, or complete access to (as the Non-Bankrupt Party deems appropriate), all such intellectual property and all embodiments of such intellectual property. Such intellectual property and all embodiments of such intellectual property will be promptly delivered to the Non-Bankrupt Party (a) upon any such commencement of a proceeding and upon written request by the Non-Bankrupt Party, unless the Bankrupt Party elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under (a) above, upon the rejection of this Agreement by or on behalf of the Bankrupt Party and upon written request by the Non-Bankrupt Party. All rights, powers and remedies of a Non-Bankrupt Party hereunder are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at Law in the event of the commencement of a proceeding under a Bankruptcy Code with respect to the Bankrupt Party. The Parties agree that, in addition to the foregoing rights, they intend for the right to contract directly with any Third Party to perform any obligations of the Bankrupted Party hereunder and complete such contracted work to apply to the maximum extent permitted by law and to be enforceable under the Bankruptcy Code. All written agreements entered into or in connection with the Parties’ performance hereunder from time to time are considered agreements “supplementary” to this Agreement for purposes of section 365(n).

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8.7No Other Rights. Except as otherwise expressly provided in this Agreement, under no circumstances shall a Party, as a result of this Agreement, obtain any ownership interest or other right in any Know-How, Patent Rights or other intellectual property rights of the other Party, including items owned, controlled or developed by the other Party, or provided by the other Party to the receiving Party at any time pursuant to this Agreement.
9.FINANCIAL TERMS; ROYALTY REPORTS; PAYMENTS AND AUDITS
9.1Upfront Payment. As partial consideration for the licenses and rights granted to DS hereunder, DS shall, within [***]) business days after the Effective Date and upon receiving an invoice from Esperion, pay Esperion a one-time, non-creditable, non-refundable (other than as described later in this Section), non-reimbursable upfront fee of Thirty Million United States dollars ($30,000,000). In accordance with Section 9.8 (Taxes), the payment date of the upfront payment can be extended by Esperion at its own discretion for a period of [***]) days without any obligation of DS to pay interest according to Section 9.7 (Late Payments).
9.2 Commercial Milestones. DS shall provide Esperion with written notice of the achievement by DS or any of its Related Parties of any commercial milestone event set forth below in this Section 9.2 (Commercial Milestones) within [***][***] days after the end of the Fiscal Quarter in which such event has occurred. Esperion shall invoice DS within [***]) days of receipt of such written notice by DS, and DS shall remit the associated milestone payment within [***] days of the receipt of such invoice. The Parties acknowledge that more than one commercial milestone payment may become due and payable in any given Fiscal Year. Each commercial milestone payment set forth below shall be payable only once, regardless of the number of times a commercial milestone event is achieved.

Commercial Milestone Event	Commercial Milestone Payment (USD)
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9.3Royalties Payable to Esperion.
9.3.1Royalty Rates. Subject to the terms and conditions of this Agreement, DS shall pay to Esperion royalties on Net Sales for a Fiscal Year by DS and its Related Parties of Licensed Products during the Royalty Term, as follows:

Net Sales for a Fiscal Year	Royalty (as a percentage of Net Sales)
Portion less than or equal to [***]	5%
Portion greater than [***] and less than or equal to [***]	[***]
Portion greater than [***] and less than or equal to [***]	[***]
Portion greater than [***]	20%
9.3.2Royalty Term. The period during which the royalties set forth in Section 9.3.1 (Royalty Rates) and the sales milestones set forth in Section 9.2 (Commercial Milestones) shall be payable, on a Licensed Product-by-Licensed Product and country-by-country basis, shall commence with the First Commercial Sale of a Licensed Product in a country and continue until the latest of (a) the date of expiration of the last Valid Claim of the Esperion Patent Rights that covers such Licensed Product in such country, (b) the expiration of Regulatory Exclusivity for such Licensed Product in such country, and (c) the [***] anniversary of the First Commercial Sale of such Licensed Product in such country (the “Royalty Term”).

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SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

9.3.3Market Entry of Generic Licensed Product. On a Licensed Product-by-Licensed Product, country-by-country and [***] basis:
a.if one or more Generic Products have, in the aggregate, obtained a market share in such country in the DS Territory with respect to such Licensed Product during such [***] equals or exceeds [***] percent [***]%) but is less than [***] percent ([***]%) of the combined number of units of such Licensed Product and Generic Product sold, as such Generic Product sales are evidenced by creditable independent market data or other evidence of similar credibility, then DS shall pay to Esperion a reduced royalty rate on Net Sales of such Licensed Product in such country during such [***] equal to [***] percent ([***]%) of the royalty rate applicable under Section 9.3.1 (Royalty Rates).
b.If one or more Generic Products have, in the aggregate, obtained a market share in such country in the DS Territory with respect to such Licensed Product during such [***] equals or exceeds [***] percent ([***]%) of the combined number of units of such Licensed Product and Generic Product sold, as such Generic Product sales are evidenced by creditable independent market data or other evidence of similar credibility, then DS shall pay to Esperion a reduced royalty rate on Net Sales of such Licensed Product in such country during such [***] equal to [***] percent ([***]%) of the royalty rate applicable under Section 9.3.1 (Royalty Rates).
9.4Reports; Payment of Royalty. DS shall provide Esperion with a written report within [***] days after the end of each [***] showing, on a Licensed Product-by-Licensed Product basis, the Net Sales of each Licensed Product in the DS Territory, the number of units of Licensed Product sold during such [***] in the DS Territory and the royalties payable under this Agreement with respect to each such Licensed Product. Royalties shown to have accrued by each royalty report shall be due and payable within [***]) days after the end of the applicable Fiscal Quarter.
9.5Audits.
9.5.1Upon the written request of either Party, and not more than [***] in each Calendar Year, the other Party and its Affiliates shall permit an independent certified public accounting firm of internationally-recognized standing selected by the requesting Party and reasonably acceptable to the other Party, at the requesting Party’s expense except as set forth below, to have access during normal business hours to such of the records of the other Party as may be reasonably necessary to verify the accuracy of the royalty and other amounts payable or reports under this Agreement for any year ending not more than [***]) years prior to the date of such request for the sole purpose of verifying the basis and accuracy of payments made and compliance with the financial terms of this Agreement. Notwithstanding the foregoing, a Party may not make more than [***] such request in a Calendar Year.
9.5.2If such accounting firm identifies a discrepancy made during such period, the appropriate Party shall pay the other Party the amount of the discrepancy, within [***]) days after the date the requesting Party delivers to the other Party such accounting firm’s written report so concluding, or as otherwise agreed by the Parties in writing. The fees charged by such accounting firm shall be paid by the requesting Party, unless such discrepancy represents an underpayment by the other Party of at least [***] percent ([***]%) of the payments due in the audited period, in which case such fees shall be paid by the other Party.
9.5.3Unless an audit for such year has been commenced prior to and is ongoing upon the [***] anniversary of the end of such year, the calculation of royalties, expense reimbursement and other payments payable with respect to such year shall be binding and conclusive upon both Parties, and each Party and its Related Parties shall be released from any further liability or accountability with respect to such royalties or expense reimbursement for such year.
9.5.4Each Party shall treat all financial information subject to review under this Section 9.5 (Audits) or under any sublicense agreement in accordance with the confidentiality and non-use provisions of Section 7 (Confidentiality and Publication), and shall cause its accounting firm to enter into a confidentiality agreement with the other Party or its Related Parties obligating it to retain all such information in confidence pursuant to such

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SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

confidentiality agreement, which terms shall be no less stringent than the provisions of Section 7 (Confidentiality and Publication).
9.6Payment; Exchange Rate. All payments to be made under this Agreement shall be made in United States Dollars (legal tender of the United States of America). In the case of Net Sales made by DS and its Related Parties in currencies other than United States dollars during a Calendar Quarter, the rate of exchange to be used in computing the amount of United States dollars due shall be DS’s then current standard exchange rate methodology as applied in its external reporting for the conversion of foreign currency sales into United States dollars.
9.7 Late Payments. If a Party does not receive payment of any sum due to it on or before the due date therefor, simple interest shall thereafter accrue on the sum due to such Party from the due date until the date of payment at a per-annum rate of [***] percent [***]%), or the maximum rate allowable by Applicable Law, whichever is less.
9.8 Taxes. Each Party shall use reasonable efforts to minimize tax withholding on payments made to the other Party. Notwithstanding such efforts, if the Party who pays and remits the amount (“Remitter”) concludes that tax withholdings under the Laws of any country are required with respect to payments to the other Party (the Party who receive the amount (“Recipient”)), the Remitter shall first notify the Recipient and provide the Recipient with [***] days to determine whether there are actions the Recipient can undertake to avoid such withholding. During this notice period, the Remitter shall refrain from making such payment in accordance with what is stated under Section 9.1 (Upfront Payment) above until the Recipient instructs the Remitter that (a) the Recipient intends to take actions (satisfactory to both Parties) that shall obviate the need for such withholding, in which case the Remitter shall make such payment only after it is instructed to do so by the Recipient (but in no event greater than [***] days after the date the payment was originally due) and without any obligation to pay interest under Section 9.7 (Late Payments), or (b) the Remitter should make such payment and withhold the required amount and pay it to the appropriate Governmental Authority in accordance with the timelines defined by applicable tax law and the Remitter shall provide the Recipient in a reasonable time period with copies of receipts or other evidence reasonably required and sufficient to allow the Recipient to document such tax withholdings adequately for purposes of claiming foreign tax credits and similar benefits, the Parties shall cooperate reasonably in completing and filing documents required under the provisions of any applicable tax laws or under any other applicable Law, in connection with the making of any required tax payment or withholding payment, or in connection with any claim to a refund of or credit for any such payment, and the Parties shall cooperate to minimize such taxes in accordance with applicable Laws, including using reasonable efforts to access the benefits of any applicable treaties.
9.9 Payment of Back Royalties. If DS would owe a royalty payment to Esperion under this Section 9 (Financial Terms; Royalty Reports; Payments and Audits) but for a decision by a court or other governmental agency of competent jurisdiction holding a patent claim unenforceable, unpatentable or invalid and if such decision is later vacated or reversed by a final non-appealable decision by a court or other governmental agency of competent jurisdiction, Esperion may invoice DS for such unpaid royalty payments after such decision is vacated or reversed and DS shall make any such unpaid royalty payments to Esperion within [***] days after receipt of such invoice but without any obligation to pay interest under Section 9.7 (Late Payments).
9.10 Payment. All payments to be made under this Agreement shall be paid by bank wire transfer in immediately available funds to Esperion’s following designated bank account:
Bank Name: [***]
Bank Address: [***]
ABA #: [***]
Swift: [***]
Beneficiary: [***]

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Beneficiary Address: [***]
Beneficiary Account #: [***]
FFC Account Name: [***]
FFC Account Number: [***]
Esperion may from time to time designate formally in writing another bank account in the United States to which DS shall thereafter make all payments hereunder.

10.REPRESENTATIONS, WARRANTIES AND COVENANTS
10.1 Mutual Representations and Warranties as of the Effective Date. Each Party represents and warrants to the other Party that, as of the Effective Date:
10.1.1Such Party is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation.
10.1.2Such Party has all requisite corporate power and corporate authority to enter into this Agreement and to carry out its obligations under this Agreement.
10.1.3All requisite corporate action on the part of such Party, its directors and stockholders required by applicable Law for the authorization, execution and delivery by such Party of this Agreement, and the performance of all obligations of such Party under this Agreement, has been taken.
10.1.4The execution, delivery and performance of this Agreement, and compliance with the provisions of this Agreement, by such Party do not and shall not: (a) violate any provision of applicable Law or any ruling, writ, injunction, order, permit, judgment or decree of any Governmental Authority, (b) constitute a breach of, or default under (or an event which, with notice or lapse of time or both, would become a default under) or conflict with, or give rise to any right of termination, cancellation or acceleration of, any agreement, arrangement or instrument, whether written or oral, by which such Party or any of its assets are bound, or (c) violate or conflict with any of the provisions of such Party’s organizational documents (including any articles or memoranda of organization or association, charter, bylaws or similar documents).
10.1.5No consent, approval, authorization or other order of, or filing with, or notice to, any Governmental Authority or other Third Party is required to be obtained or made by such Party in connection with the authorization, execution and delivery by the Parties of this Agreement.
10.2 Additional Representations, Warranties and Covenants of Esperion. Except as provided in Schedule 10.2, Esperion represents, warrants and covenants to DS that, as of the Effective Date:
10.2.1Esperion has sufficient legal or beneficial title and ownership of, or sufficient license rights under, the Esperion Technology to grant the licenses under such Esperion Technology to DS pursuant to this Agreement, free and clear of all liens, claims, security interests or other encumbrances of any kind (including prior license grants) that would interfere, or the exercise of which would interfere, with DS’s exercise of the licenses or rights granted hereunder.
10.2.2the Esperion Third Party Agreements constitute all agreements pursuant to which Esperion has granted licensed rights to DS with respect to the Esperion Technology hereunder, and Esperion has provided DS with a complete, true and correct copy of each Esperion Third Party Agreement existing as of the Effective Date, and (i) each such agreement is, and shall remain during the Term, in full force and effect, (ii) Esperion is, and shall remain during the Term, in compliance with the terms of each such agreement, and (iii) Esperion has not received any written notice that it is not in such compliance.

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SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

10.2.3Esperion and its Affiliates will not materially breach or be in material default under any contract with any Third Party (i) that is necessary for Esperion and its Affiliates to perform Esperion’s obligations under this Agreement; (ii) the termination of which would materially diminish the scope, exclusivity or any other right of DS hereunder; or (iii) that is an Esperion Third Party Agreement. In the event that Esperion receives notice of an alleged material breach by Esperion or its Affiliates under any such Esperion Third Party Agreement, where termination of such Esperion Third Party Agreement or any diminishment of the scope, exclusivity or any other right of DS or obligation of Esperion hereunder is being or could be sought by the counterparty, then Esperion will promptly, but in no event less than [***] days thereafter, provide written notice thereof to DS. Esperion will not amend any such Esperion Third Party Agreements in any manner than materially adversely affects DS’s rights hereunder.
10.2.4Schedule 10.2.4 (Existing Esperion Patent Rights) sets forth a complete and accurate list of the Esperion Patent Rights owned, either solely or jointly, by Esperion, (b) to Esperion’s knowledge, the Esperion Patent Rights are, or, upon issuance, will be, valid and enforceable patents and no Third Party has challenged or threatened to challenge the scope, validity or enforceability of any Esperion Patent Rights (including, by way of example, through opposition or the institution or written threat of institution of interference, nullity or similar invalidity proceedings before the United States Patent and Trademark Office or any analogous foreign Governmental Authority), and (c) Esperion or its Affiliates have timely paid all filing and renewal fees payable with respect to such Esperion Patent Rights for which Esperion controls prosecution and maintenance.
10.2.5Esperion has not granted, and shall not grant during the Term, any right to any Third Party or Governmental Authority which would conflict with the rights granted to DS hereunder.
10.2.6Esperion shall not enter into any agreement with any Third Party that would conflict with, limit or restrict the rights granted to DS under this Agreement.
10.2.7Esperion is not party to or otherwise subject to any agreement or arrangement which limits the ownership or licensed rights of Esperion or its Affiliates with respect to, or limits the ability of Esperion or its Affiliates to grant a license, sublicense or access, or provide or provide access or other rights in, to or under, any intellectual property right or material (including any Patent Right, Know-How or other data or information), in each case, that would, but for such agreement or arrangement, be included in the rights licensed or assigned to Esperion or its Affiliates pursuant to this Agreement.
10.2.8to Esperion’s knowledge, Esperion has complied, or timely cured any noncompliance, with all applicable Laws, including any duties of candor to applicable patent offices, in connection with the filing, prosecution and maintenance of the Esperion Patent Rights.
10.2.9Esperion has obtained from all inventors of Esperion Technology owned by Esperion valid and enforceable agreements assigning to Esperion each such inventor’s entire right, title and interest in and to all such Esperion Technology.
10.2.10the Development, Manufacture or Commercialization in the DS Territory of any Licensed Product as formulated and manufactured as of the Effective Date does not and will not infringe any patent of any Third Party, whether published as of the Effective Date or issuing at any time thereafter.
10.2.11notwithstanding anything to the contrary contained in this Agreement, the representations and warranties of Esperion contained in this Agreement, all materials prepared by Esperion and provided by Esperion to DS and all materials prepared by any Third Party and provided by Esperion to DS do not, to Esperion’s knowledge, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
10.3 Warranty Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED, TO THE OTHER PARTY WITH RESPECT TO ANY TECHNOLOGY, ESPERION TECHNOLOGY (WITH RESPECT TO ESPERION), PRODUCT, PROGRAM, GOODS, SERVICES, RIGHTS OR OTHER SUBJECT MATTER OF THE AGREEMENT AND HEREBY

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DISCLAIMS ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT WITH RESPECT TO ANY AND ALL OF THE FOREGOING. EACH PARTY HEREBY DISCLAIMS ANY REPRESENTATION OR WARRANTY THAT THE DEVELOPMENT, MANUFACTURE OR COMMERCIALIZATION OF ANY LICENSED PRODUCT PURSUANT TO THIS AGREEMENT SHALL BE SUCCESSFUL OR THAT ANY PARTICULAR SALES LEVEL WITH RESPECT TO ANY LICENSED PRODUCT SHALL BE ACHIEVED.
10.4 Exclusivity. For the first [***] years of the Term of this Agreement, neither Party nor their Affiliates shall, either alone or with or through Third Parties, [***]. For the first [***]) years of the Term of this Agreement, neither Party nor their Affiliates shall, either alone or with or through Third Parties, [***]. Notwithstanding the foregoing limitations, nothing in this Section 10.4 (Exclusivity) shall limit, restrict or impair DS’s and its Affiliates’ right to continue to develop, manufacture, sell, offer for sale, or have sold [***] during the Term of this Agreement.
10.5 Certain Other Covenants.
10.5.1Compliance. DS and its Related Parties shall Develop, Manufacture and Commercialize the Licensed Products in material compliance with this Agreement and all applicable Laws, including current governmental regulations concerning GLP, GCP and cGMP.
10.5.2Conflicting Agreements. DS shall not enter into any agreement with any Third Party that would conflict with, limit or restrict DS’s ability to comply with its obligations under this Agreement. Esperion shall not enter into any agreement with any Third Party that would conflict with, limit or restrict Esperion’s ability to comply with its obligations under this Agreement.
10.5.3No Debarment. Each Party shall use Commercially Reasonable Efforts to not use, in any capacity in connection with this Agreement or the performance of its obligations under this Agreement, any Person that has been debarred pursuant to Section 306 of the FD&C Act, or that is the subject of a conviction described in such section. Each Party agrees to inform the other Party in writing immediately if it or any Person that is performing activities under this Agreement, is debarred or is subject to debarment or is the subject of a conviction described in Section 306, or if any action, suit, claim, investigation or legal or administrative proceeding is pending or, to the best of such Party’s knowledge, is threatened, relating to the debarment or conviction of such Party’s or any Person or entity used in any capacity by such Party or any Affiliates in connection with performance of its other obligations under this Agreement.
11.INDEMNIFICATION; LIMITATION OF LIABILITY; INSURANCE
11.1 General Indemnification by DS. DS shall indemnify, hold harmless and defend Esperion, its Related Parties, and their respective directors, officers, employees and agents (“Esperion Indemnitees”) from and against any and all Third Party claims, suits, losses, liabilities, damages, costs, fees and expenses (including reasonable attorneys’ fees and litigation expenses) (collectively, “Losses”) arising out of or resulting from, directly or indirectly, (a) any breach of, or inaccuracy in, any representation or warranty made by DS in this Agreement, or any breach or violation of any covenant or agreement of DS in or in the performance of this Agreement, (b) the Development or Commercialization of the Licensed Product by or on behalf of DS or its Related Parties in the DS Territory, or (c) the negligence or willful misconduct by or of DS and its Related Parties, and their respective directors, officers, employees and agents in the performance of DS’s obligations under this Agreement. DS shall have no obligation to indemnify the Esperion Indemnitees to the extent that the Losses arise out of or result from, directly or indirectly, any breach of, or inaccuracy in, any representation or warranty made by Esperion in this Agreement, or any breach or violation of any covenant or agreement of Esperion in or in the performance of this Agreement, or the negligence or willful misconduct by or of any of the Esperion Indemnitees, or matters for which Esperion is obligated to indemnify DS Indemnitees under Section 11.2 (General Indemnification by Esperion).
11.2 General Indemnification by Esperion. Esperion shall indemnify, hold harmless, and defend DS, its Related Parties and their respective directors, officers, employees and agents (“DS Indemnitees”) from and against any and all Third Party Losses arising out of or resulting from, directly or indirectly (a) any breach of, or inaccuracy in, any representation or warranty made by Esperion in this Agreement, or any breach or violation of any

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covenant or agreement of Esperion in or in the performance of this Agreement, (b) the Development or Commercialization of the Licensed Products by or on behalf of Esperion or any of its Affiliates in the Esperion Territory, or (c) the negligence or willful misconduct by or of Esperion and its Related Parties, and their respective directors, officers, employees and agents in the performance of Esperion’s obligations under this Agreement. Esperion shall have no obligation to indemnify the DS Indemnitees to the extent that the Losses arise out of or result from, directly or indirectly, any breach of, or inaccuracy in, any representation or warranty made by DS in this Agreement, or any breach or violation of any covenant or agreement of DS in or in the performance of this Agreement, or the negligence or willful misconduct by or of any of the DS Indemnitees, or matters for which DS is obligated to indemnify Esperion under Section 11.1 (General Indemnification by DS).
11.3 Indemnification Procedure. In the event of any such claim against any DS Indemnitee or Esperion Indemnitee (individually, an “Indemnitee”), the indemnified Party shall promptly notify the other Party in writing of the claim and the indemnifying Party shall manage and control, at its sole expense, the defense of the claim and its settlement. The Indemnitee shall cooperate with the indemnifying Party and may, at its option and expense, be represented in any such action or proceeding. The indemnifying Party shall not be liable for any settlements, litigation costs or expenses incurred by any Indemnitee without the indemnifying Party’s written authorization. Notwithstanding the foregoing, if the indemnifying Party believes that any of the exceptions to its obligation of indemnification of the Indemnitees set forth in Sections 11.1 (General Indemnification by DS), or 11.2 (General Indemnification by Esperion) may apply, the indemnifying Party shall promptly notify the Indemnitees, which shall then have the right to be represented in any such action or proceeding by separate counsel at their expense, provided that the indemnifying Party shall be responsible for payment of such expenses if the Indemnitees are ultimately determined to be entitled to indemnification from the indemnifying Party for the matters to which the indemnifying Party notified the Indemnitees that such exception(s) may apply.
11.4 Limitation of Liability. NEITHER PARTY HERETO SHALL BE LIABLE FOR SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF THIS AGREEMENT OR THE EXERCISE OF ITS RIGHTS HEREUNDER, INCLUDING LOST PROFITS ARISING FROM OR RELATING TO ANY BREACH OF THE AGREEMENT, REGARDLESS OF ANY NOTICE OF SUCH DAMAGES, EXCEPT AS A RESULT OF A PARTY’S WILLFUL MISCONDUCT OR A BREACH OF SECTION 7 (CONFIDENTIALITY AND PUBLICATION). NOTHING IN THIS SECTION 11.4 (LIMITATION OF LIABILITY) IS INTENDED TO LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF EITHER PARTY.
11.5 Insurance. Each Party shall, at its own expense, maintain general commercial liability insurance, including products liability insurance, contractual liability, bodily injury, property damage and personal injury coverage adequate to cover its obligations and liabilities under this Agreement and the Supply Agreement, and which are consistent with normal business practices of comparable companies with respect to similar obligations and liabilities. Such coverage shall be purchased for a minimum limit of [***] U.S. Dollars [***]) for any one (1) claim or all damages combined. The Parties shall maintain such insurance for so long as this Agreement or the Supply Agreement is in effect, and shall from time to time provide copies of certificates of such insurance to each other upon request. If the insurance policy is written on a claims-made basis, then the coverage must be kept in place for at least [***] years after the termination of this Agreement.

12.INTELLECTUAL PROPERTY OWNERSHIP, PROTECTION AND RELATED MATTERS
12.1 Inventorship; Ownership.
12.1.1Inventorship. Inventorship for inventions made during the course of the performance of this Agreement shall be determined in accordance with applicable patent Laws for determining inventorship.
12.1.2Ownership. Esperion shall own the entire right, title and interest in and to all inventions it solely Invents (i.e., solely by one or more employees of Esperion or its Affiliates (or a Third Party acting on any of their behalf)) during the Term. DS shall own the entire right, title and interest in and to all inventions it solely Invents (i.e., by one or more employees of DS or its Affiliates that are Sublicensees (or a Third Party acting on any

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of their behalf)) during the Term. The Parties shall jointly own the entire right, title and interest in and to all inventions they Invent jointly (i.e., by one or more employees of Esperion or its Affiliates (or a Third Party acting on any of their behalf) and one or more employees of DS or its Affiliates that are Sublicensees (or a Third Party acting on any of their behalf)) during the Term.
12.1.3Employee Assignment. Each Party shall ensure that all of its employees and all of its Affiliates’ employees acting under its or its Affiliates’ authority in the performance of this Agreement assign to such Party under a binding written agreement all Know-How and Patent Rights discovered, made, conceived by such employee as a result of such employee’s employment. In the case of all Third Parties acting in the performance of a Party’s obligations under this Agreement, such as consultants, subcontractors, licensees, Sublicensees, outside contractors, clinical investigators, agents, or non-employees working for non-profit academic institutions, the Party that engages such Third Party shall ensure that such Third Party is also so obligated under such an agreement, unless otherwise approved by the Parties.
12.1.4Right to Practice Joint Technology. Subject to the rights and licenses granted to, and the obligations (including royalty obligations) of each Party, either Party is entitled to practice Joint Technology for all purposes on a worldwide basis and license Joint Technology without consent of and without a duty of accounting to the other Party. Each Party will grant and hereby does grant all permissions, consents and waivers with respect to, and all licenses under, the Joint Technology, throughout the world, necessary to provide the other Party with such rights of use and exploitation of the Joint Technology, and will execute documents as necessary to accomplish the foregoing.
12.2 Prosecution and Maintenance of Patent Rights.
12.2.1Prosecution of Esperion Patent Rights and Joint Patent Rights.
a.Esperion has the sole responsibility to, at Esperion’s discretion, file, prosecute, and maintain (including the defense of any interference or opposition proceedings or inter partes review and any equivalent proceedings in the Territory), all Esperion Patent Rights and Joint Patent Rights.
b.Esperion shall furnish to DS, via electronic mail or such other method as mutually agreed by the Parties, copies of documents received from outside counsel in the course of filing, prosecution or maintenance of or copies of documents filed with the relevant national patent offices with respect to the filing, prosecution, and maintenance of all Esperion Patent Rights and Joint Patent Rights in the DS Territory within a reasonable time after the receipt or filing of such documents. Esperion shall provide DS and its patent counsel with a reasonable opportunity to consult with and provide comments to Esperion and its patent counsel regarding the filing and contents of any such application, amendment, submission or response. All timely advice and suggestions of DS and its patent counsel shall be taken into consideration in good faith by Esperion and its patent counsel in connection with such filing.
c.In the event that Esperion elects not to maintain patent protection on any Esperion Patent Rights or Joint Patent Rights in the DS Territory, Esperion shall notify DS at least [***]) days before any such Patent Rights would become abandoned or otherwise forfeited, and Esperion shall assign all of its right, title and interest in and to such Esperion Patent Rights or Joint Patent Rights to DS [***], and such Esperion Patent Rights or Joint Patent Rights shall become patent rights solely owned by DS; provided that, if such assignment is not possible, then DS shall have the right (but not the obligation), [***], to prosecute and maintain in any country patent protection on such Esperion Patent Rights or Joint Patent Right in the name of Esperion.
12.2.2Prosecution of DS Patent Rights.
a.DS has the sole responsibility to, at DS’s discretion, file, prosecute, and maintain (including the defense of any interference or opposition proceedings or inter partes review and any equivalent proceedings in the Territory), all DS Patent Rights.

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b.DS shall furnish to Esperion, via electronic mail or such other method as mutually agreed by the Parties, copies of documents received from outside counsel in the course of filing, prosecution or maintenance of or copies of documents filed with the relevant national patent offices with respect to the filing, prosecution, and maintenance of all DS Patent Rights in the DS Territory within a reasonable time after the receipt or filing of such documents. DS shall provide Esperion and its patent counsel with a reasonable opportunity to consult with and provide comments to DS and its patent counsel regarding the filing and contents of any such application, amendment, submission or response. All timely advice and suggestions of Esperion and its patent counsel shall be taken into consideration in good faith by DS and its patent counsel in connection with such filing.
c.In the event that DS elects not to maintain patent protection on any DS Patent Rights in the DS Territory for other than strategic reasons, DS shall notify Esperion at least [***] days before any such Patent Rights would become abandoned or otherwise forfeited, and DS shall assign all of its right, title and interest in and to such DS Patent Rights to Esperion [***], and such DS Patent Rights shall become patent rights solely owned by Esperion; provided that, if such assignment is not possible, then Esperion shall have the right (but not the obligation), [***], to prosecute and maintain in any country patent protection on such DS Patent Rights in the name of DS.
12.3 Third Party Infringement.
12.3.1Notice of Infringement. During the Term, each Party will promptly notify the other Party in writing of any known or suspected infringement or unauthorized use or misappropriation by a Third Party of DS Technology, Esperion Technology, or Joint Technology concerning any product intended for use in preventing, diagnosing or treating any disease or condition in humans (including development, Manufacture, or Commercialization) in the DS Territory (such infringement or unauthorized use or misappropriation, “Competing Infringement”) of which such Party becomes aware. The notifying Party will provide the other Party with all evidence available to it supporting its belief that there is Competing Infringement.
12.3.2Right to Enforce.
a.Subject to the provisions of any Esperion Third Party Agreement, DS shall have the first right, but not the obligation, to take any reasonable measures it deems appropriate with respect to any Competing Infringement in the DS Territory under any DS Technology, Esperion Technology or Joint Technology. Such measures may include (a) initiating or prosecuting an infringement, misappropriation or other appropriate suit or action (each an “Infringement Action”) in the DS Territory, or (b) subject to Section 8.1.2 (DS Sublicense Rights), granting adequate rights and licenses to any Third Party necessary to render continued Competing Infringement in the DS Territory non-infringing. Notwithstanding the foregoing, if DS does not inform Esperion that it intends to either initiate such an Infringement Action or grant adequate rights and licenses to such Third Party within [***]) days after DS’s receipt of a notice of infringement pursuant to Section 12.3.1 (Notice of Infringement), then Esperion will have the second right, but not the obligation, to initiate such Infringement Action, but solely with respect to any Esperion Technology or Joint Technology.
b.Esperion shall have the first right, but not the obligation, to take any reasonable measures it deems appropriate with respect to any Competing Infringement in the Esperion Territory and South Korea and Taiwan during a period of the Pre-Approval Clinical Studies under any DS Technology, Esperion Technology or Joint Technology. Such measures may include (a) initiating or prosecuting an Infringement Action in the Esperion Territory, or (b) granting adequate rights and licenses to any Third Party necessary to render continued Competing Infringement in the Esperion Territory non-infringing. Notwithstanding the foregoing, if Esperion does not inform DS that it intends to either initiate such an Infringement Action or grant adequate rights and licenses to such Third Party within [***] days after Esperion’s receipt of a notice of infringement pursuant to Section 12.3.1 (Notice of Infringement), then DS will have the second right, but not the obligation, to initiate such Infringement Action, but solely with respect to any DS Technology.

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12.3.3Control; Cooperation. The Party initiating any Infringement Action (such Party, the “Responsible Party”) shall have the right to control the initiation and prosecution of any Infringement Action, including the right to select counsel therefor, at its own expense. If requested by the Responsible Party, the other Party shall join as a party to such Infringement Action and will execute and cause its Affiliates to execute all documents necessary for the Responsible Party to initiate, prosecute, maintain or defend such action or proceeding. In addition, at the Responsible Party’s request, the other Party shall provide reasonable assistance to the Responsible Party in connection with an Infringement Action at no charge to the Responsible Party except for reimbursement by the Responsible Party of reasonable Out-of-Pocket Costs incurred in rendering such assistance.
12.3.4Sharing of Recoveries. Any amounts recovered by either Party pursuant to this Section 12.3 (Third Party Infringement) will be used first to reimburse the Parties for their reasonable costs and expenses, including attorneys’ fees incurred in making such recovery (which amounts will be allocated pro rata if insufficient to cover the totality of such expenses) with any remainder [***].
12.4 Third Party Claims. If a Third Party sues a Party (the “Sued Party”) alleging that the Sued Party’s, or the Sued Party’s Sublicensee’s, Development, Manufacture or Commercialization of the Licensed Product infringes or will infringe said Third Party’s intellectual property, then upon the Sued Party’s request and in connection with the Sued Party’s defense of any such Third Party suit, the other Party will provide reasonable assistance to the Sued Party for such defense. The Sued Party will keep the other Party, if such other Party has not joined in such suit, reasonably informed on a quarterly basis, in person or by telephone, prior to and during the pendency of any such suit.
12.5 Common Interest. All information exchanged between the Parties’ representatives pursuant to this Section 12 (Intellectual Property Ownership, Protection and Related Matters) regarding the preparation, filing, prosecution, maintenance, or enforcement of Patent Rights will be deemed Confidential Information. In addition, the Parties acknowledge and agree that, with regard to such preparation, filing, prosecution, maintenance, and enforcement of the Esperion Patent Rights and Joint Patent Rights the interests of the Parties as collaborators and licensor and licensee are to obtain the strongest patent protection possible, and as such, are aligned and are legal in nature. The Parties agree and acknowledge that they have not waived, and nothing in this Agreement constitutes a waiver of, any legal privilege concerning such Patent Rights, including privilege under the common interest doctrine and similar or related doctrines.
12.6 Patent Term Extensions.
12.6.1Esperion Patent Rights. Subject to the provisions of any Esperion Third Party Agreement, Esperion shall use Commercially Reasonable Efforts to obtain all available extensions of Esperion Patent Rights in the DS Territory, as requested by DS.
12.6.2Joint Patent Rights. Esperion shall have the exclusive right in its sole discretion to obtain all available extensions of any Joint Patent Rights. DS shall provide any reasonably necessary powers of attorney and shall provide any other assistance, [***], that Esperion reasonably requests to enable Esperion to obtain any such extensions.
12.6.3DS Patent Rights. DS shall use Commercially Reasonable Efforts to obtain all available extensions of DS Patent Rights, as requested by Esperion, provided that Esperion shall [***] by DS in connection with seeking and obtaining such extensions.
12.7 Trademarks.
a.Prosecution of Esperion Trademarks; General. Esperion shall have the sole responsibility to file, prosecute, register and maintain (including the defense of opposition proceedings and any equivalent proceedings) Esperion Trademarks and back-up trademarks (including any logo and local letter associated therewith), which shall not be confusingly similar to any DS mark, on a timely manner [***] in the DS Territory throughout the Term. Notwithstanding anything in the foregoing, Esperion’s obligation [***], and DS shall [***] by Esperion in connection with the filing, prosecution, registration and maintenance (including the defense of opposition proceedings and any

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equivalent proceedings) of the Esperion Trademarks [***]. Esperion shall invoice DS from time to time [***], and DS shall pay Esperion within thirty (30) days of receipt of such invoice. [***]: (i) Esperion shall file Esperion Trademarks and back-up trademarks not only in Latin, but also in local letter in South Korea, Taiwan, Hong Kong, Macao, and Thailand excluding Middle East Option Territory: (ii) Esperion shall execute trademark searches not only for Latin trademarks, but also the local letter trademarks in the DS Territory before the filling of Esperion Trademarks and back-up trademarks; and (iii) Esperion shall file Esperion Trademarks and back-up trademarks in a few different variations of local letter for each Latin trademark as a trade name in Taiwan, Hong Kong and Macao. Esperion shall consider local letter trademarks in consultation with DS and its Affiliates or request DS and its Affiliate to consider local letter trademarks.
b.Consistent with DS’s exclusive right to such Esperion Trademarks under Section 8.1.1 (Exclusive License Grant), DS shall use any Esperion Trademarks in a manner consistent with this Agreement, including the Global Branding Strategy, and for no other purpose. DS shall use any Esperion Trademarks in a manner consistent with trademark usage guidelines provided by Esperion from time-to-time. Subject to the foregoing: (i) DS shall not use any other marks that are confusingly similar to an Esperion Trademark, (ii) all rights in each of the Esperion Trademarks shall remain at all times the sole property of Esperion, and all use of such Esperion Trademarks shall inure to the benefit of Esperion, and (iii) DS agrees not to contest or attack Esperion’s ownership of the Esperion Trademarks.
12.7.2Third Party Infringement.
a.Notice of Infringement. During the Term, each Party will promptly notify the other Party in writing of any known or suspected infringement or unauthorized use or misappropriation by a Third Party of Esperion Trademarks in the DS Territory (such infringement or unauthorized use or misappropriation, “Competing Infringement”) of which such Party becomes aware. The notifying Party will provide the other Party with all evidence available to it supporting its belief that there is Competing Infringement.
b.Right to Enforce. Esperion shall have the first right, but not the obligation, to take any reasonable measures it deems appropriate with respect to any Competing Infringement in the DS Territory. Such measures may include initiating or prosecuting an infringement, misappropriation or other appropriate suit or action (each an “Infringement Action”) in the DS Territory. Notwithstanding the foregoing, if Esperion does not inform DS that it intends to initiate such an Infringement Action to such Third Party within [***]) days after Esperion’s receipt of a notice of infringement pursuant to Section 12.7.2(a) (Notice of Infringement), then DS will have the second right, but not the obligation, to initiate such Infringement Action
c.Control; Cooperation. The Party initiating any Infringement Action (such Party, the “Responsible Party”) shall have the right to control the initiation and prosecution of any Infringement Action, including the right to select counsel therefor, at its own expense. If requested by the Responsible Party, the other Party shall join as a party to such Infringement Action and will execute and cause its Affiliates to execute all documents necessary for the Responsible Party to initiate, prosecute, maintain or defend such action or proceeding. In addition, at the Responsible Party’s request, the other Party shall provide reasonable assistance to the Responsible Party in connection with an Infringement Action at no charge to the Responsible Party except for reimbursement by the Responsible Party of reasonable Out-of-Pocket Costs incurred in rendering such assistance.
d.Sharing of Recoveries. Any amounts recovered by either Party pursuant to this Section 12.7.2 (Third Party Infringement) will be used first to reimburse the Parties for their reasonable costs and expenses, including attorneys’ fees incurred in making such recovery (which amounts will be allocated pro rata if insufficient to cover the totality of such expenses) with [***].

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12.7.3Third Party Claims. Esperion shall warrant Esperion Trademarks do not infringe other intellectual property rights in the DS Territory. If the use of Esperion Trademarks infringes any other intellectual property rights in the DS Territory, Esperion shall hold DS, its Affiliates and its Sublicensees harmless and indemnified against any Losses suffered as a result of such Third Party’s Claims.
12.8 Domain Names.
12.8.1Esperion Domain Names. Esperion or its designee shall register, own and maintain [***], the Esperion Domain Names. Notwithstanding the foregoing, DS or its designee may register, own and maintain such mutually agreed to Esperion Domain Names that Esperion is not able to register due to local regulation restrictions. [***]DS relating to the registration and maintenance of the Esperion Domain Names [***]within thirty (30) days from the receipt of an invoice therefor.
12.8.2DS Domain Names. DS or its designee shall register, own and maintain [***] the DS Domain Names. Notwithstanding the foregoing, Esperion or its designee may register, own and maintain such mutually agreed to DS Domain Names that DS is not able to register due to local regulation restrictions. [***]relating to the registration and maintenance of the DS Domain Names [***]within thirty (30) days from the receipt of an invoice therefor.
13.TERM AND TERMINATION; REMEDIES
13.1 Term. This Agreement shall be effective as of the Effective Date and, unless terminated earlier pursuant to Section 13.2 (Termination Rights), this Agreement shall continue in effect until the expiration of the last to expire of the Royalty Terms (“Term”). Upon the expiration of the Term without this Agreement being terminated earlier pursuant to Section 13.2 (Termination Rights), DS’s rights to the Licensed Products and all license grants to DS hereunder shall continue, shall remain exclusive to DS (even as to Esperion) and shall become fully paid-up, royalty-free, perpetual and irrevocable.
13.2 Termination Rights. This Agreement may not be terminated by either Party except as provided in this Section 13.2 (Termination Rights).
13.2.1Termination of Agreement for Convenience. DS shall have the right to terminate this Agreement in its entirety or on a country-by-country basis at any time after the [***] anniversary of the Effective Date on [***] months’ prior written notice to Esperion.
13.2.2Termination of Agreement in its Entirety for Cause. This Agreement may be terminated in its entirety at any time during the Term upon written notice by either Party if the other Party is in material breach of its obligations hereunder and has not cured such breach within [***] days in the case of any undisputed payment breach, or within [***]) days in the case of all other breaches, after notice requesting cure of the breach; provided, however, that if any breach other than a payment breach is not reasonably curable within [***] days and if a Party is making a bona fide effort to cure such breach, such termination shall be delayed for a time period to be agreed by both Parties, not to exceed an additional [***] days, in order to permit such Party a reasonable period of time to cure such breach; provided further, that if the alleged material breach relates to non-payment of any amount due under this Agreement (i.e., a payment breach), the cure period shall be tolled pending resolution of any bona fide dispute between the Parties as to whether such payment is due.
13.2.3Challenges of Patent Rights. If, during the Term, DS (a) commences or participates in any action or proceeding (including any patent opposition or re-examination proceeding), or otherwise asserts any claim, challenging or denying the validity or enforceability of any claim of any Esperion Patent Rights that have been specifically identified to DS in writing (including as of the Effective Date, as set forth and identified on Schedule 10.2.4) or (b) actively assists any other Person in bringing or prosecuting any action or proceeding (including any patent opposition or re-examination proceeding) challenging or denying the validity or enforceability of any claim of such Esperion Patent Rights (each of (a) and (b), a “Patent Challenge”), then, to the extent permitted by the applicable Laws, Esperion shall have the right, exercisable within [***] days following receipt of notice regarding such Patent Challenge, in its sole discretion, to give notice to DS that Esperion may terminate the license(s) granted under such Esperion Patent Right(s) to DS pursuant to this Agreement [***] days following such

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notice (or such longer period as Esperion may designate in such notice), and, unless DS withdraws or causes to be withdrawn all such challenge(s) (or in the case of ex-parte proceedings, multi-party proceedings, or other Patent Challenges that DS does not have the power to unilaterally withdraw or cause to be withdrawn, DS ceases actively assisting any other party to such Patent Challenge and, to the extent DS is a party to such Patent Challenge, it withdraws from such Patent Challenge) within such [***]-day period, Esperion shall have the right to terminate the license(s) granted under such Esperion Patent Right(s) to DS pursuant to this Agreement by providing written notice thereof to DS.
13.2.4Effect of Change of Control. DS may terminate this Agreement forthwith upon written notice to Esperion in the event that there is a Change of Control of Esperion. Esperion shall give DS written notice of any such Change of Control prior to the effective date thereof.
13.2.5Bankruptcy. In the event that the performance of the respective obligations of this Agreement become untenable as a result of a Party filing a petition of bankruptcy, entering into insolvency or liquidation proceedings either voluntarily or involuntarily, or if a receiver is appointed with respect to the assets of such Party, or any similar action is filed under applicable Laws, and such measure is not dismissed [***] days, to the extent permitted by the applicable Laws of such Party’s Territory, the other Party may terminate this Agreement by written notice to such Party. Notwithstanding the foregoing, the Parties acknowledge that a Party to this Agreement may, from time-to-time, make changes in its corporate structure, including inter alia changes in the shareholdings of Affiliates, which would not constitute a case of bankruptcy under this Section 13.2.4 (Bankruptcy).
13.3 Effect of Termination.
13.3.1Consequences of Termination or Expiration of this Agreement. If this Agreement expires or is terminated by a Party in its entirety (or by DS with respect to a particular country in the DS Territory (each, a “Terminated Country”)) prior to its expiration, in each case, at any time and for any reason, then the following terms will apply as specified below:
a.Licenses. Upon termination of this Agreement prior to expiration, the licenses granted by Esperion to DS or by DS to Esperion under this Agreement will terminate with respect to the DS Territory or the Terminated Country, as applicable, and DS, its Affiliates and its Sublicensees will cease selling Licensed Products in the DS Territory or the Terminated Country, as applicable.
b.Return of Information and Materials. Upon termination (in its entirety or with respect to a Terminated Country, as applicable) or expiration of this Agreement, the Parties will return (or destroy, as directed by the other Party), as applicable, all data, files, records, and other materials containing or comprising the other Party’s Confidential Information. Notwithstanding the foregoing, the Parties will be permitted to retain one copy of such data, files, records, and other materials for archival and legal, financial and tax compliance purposes.
c.Return of Domain Name. Upon termination (in its entirety or with respect to a Terminated Country, as applicable) or expiration of this Agreement, DS will (and will cause its designee to) assign and hereby assigns to Esperion or its designee any Esperion Domain Name owned by DS or its designee as of the effective date of such termination (with respect to the DS Territory or Terminated Country, as applicable) or expiration of this Agreement, if requested by Esperion and permissible under applicable Laws. Where such assignment of Esperion Domain Name is not permissible under applicable Laws, e.g. due to local regulation restrictions (as the case may be), DS will (and will cause its designee to) immediately cease the use of such Esperion Domain Name. DS will (and will cause its designee to) cooperate with Esperion to effectuate the foregoing assignment, including by promptly executing any documents or providing authorization codes necessary to effectuate such assignment. [***] by DS or its designee in connection with the assignment of the Esperion Domain Name owned by DS or its designee to Esperion [***] by Esperion to DS or its designee within [***] days from receipt of an invoice therefore. Upon termination (in its entirety or with respect to a Terminated Country, as applicable) or expiration of this Agreement, Esperion will assign and hereby assigns to DS or its designee any DS Domain Name owned by Esperion as of the

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effective date of such expiration or termination (with respect to the DS Territory or Terminated Country, as applicable), if requested by DS and permissible under applicable Laws. Where such assignment of DS Domain Name is not permissible under applicable Laws, e.g. due to local regulation restrictions (as the case may be), Esperion will immediately cease the use of such DS Domain Name. Esperion will cooperate with DS to effectuate the foregoing assignment, including by promptly executing any documents or providing authorization codes necessary to effectuate such assignment. [***] by Esperion in connection with the assignment of the DS Domain Name owned by Esperion to DS [***] within [***] days from receipt of an invoice therefore.
d.Accrued Rights. Termination of this Agreement (in its entirety or with respect to a Terminated Country, as applicable) for any reason will be without prejudice to any rights or financial compensation that will have accrued to the benefit of a Party prior to such termination. Such termination will not relieve a Party from obligations that are expressly indicated to survive the termination of this Agreement.
e.Survival. The following provisions of this Agreement will survive the expiration or earlier termination (in its entirety or with respect to a Terminated Country, as applicable) of this Agreement: 9.7 through 9.10 (solely to the extent applicable with respect to a payment obligation that accrued prior to expiration or termination), 10.3 (Warranty Disclaimer), 12.1 (Inventorship; Ownership), 12.2 (Prosecution of Esperion Patent Rights and Joint Patent Rights) (solely with respect to Joint Patent Rights), 12.3 (Third Party Infringement) (solely with respect to Joint Patent Rights), 12.4 (Third Party Claims) (solely with respect to Joint Patent Rights), 12.5 (Common Interest) (solely with respect to Joint Patent Rights); 12.6 (Patent Term Extensions) (solely with respect to Joint Patent Rights), 13.1 (Term), 13.3 (Effect of Termination), 13.4 (Special Consequences of Certain Terminations), 14.1 (Assignment), 14.2 (Governing Law), 14.3 (Jurisdiction), 14.9 (No Implied Waivers; Rights Cumulative), 14.10 (Notices), 14.13 (Independent Parties), and 14.15 (Binding Effect; No Third Party Beneficiaries); and Articles 1 (Definitions) (to the extent the definitions are used in other surviving provisions), 7 (Confidentiality and Publication) (for the time period set forth in Section 7.4 (Survival)), and 11 (Indemnification; Limitation of Liability; Insurance).
13.4 Special Consequences of Certain Terminations. If Esperion terminates this Agreement for any reason[***] then, in addition to the terms set forth in Section 13.3.1 (Consequences of Termination or Expiration of this Agreement), the following additional terms will also apply:
13.4.1License Grant. The license granted by DS to Esperion under Section 8.2 (License Grants to Esperion) shall automatically become irrevocable, perpetual and worldwide;
13.4.2Disclosure of Certain Commercialization Related Information. DS will disclose to Esperion for use with respect to the further Commercialization of the Licensed Product, material information pertaining to pricing and market access strategy and health economic study information, in each case for the Licensed Product in the DS Territory or Terminated Country, as applicable, in the possession of DS as of the date of such reversion that relate to such Licensed Products that is necessary for the continued Commercialization of such Licensed Products in the DS Territory or Terminated Country, as applicable;
13.4.3Regulatory Materials. Within [***] days following the date of the termination, DS will assign, and hereby does assign, to Esperion all of DS’s right, title and interest in and to all Regulatory Documentation for the Licensed Products, including any Regulatory Approvals and Pricing and Reimbursement Approvals that relate to the applicable Licensed Product with respect to the DS Territory or Terminated Country, as applicable;
13.4.4Trademarks. DS will license to Esperion any trademarks that are specific to Licensed Products solely for use with such Licensed Product in the DS Territory or Terminated Country, as applicable; provided, however, that in no event will DS have any obligation to license to Esperion any trademarks used by DS other than in connection with a Licensed Product or any other trademarks of DS; and

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13.4.5Stock of Finished Drug Product. For a period of [***] months after the effective date of termination of this Agreement, with respect to the DS Territory or Terminated Country, as applicable, DS will have the right to continue to sell and otherwise Commercialize in the DS Territory or Terminated Country, as applicable, all of the inventory of finished drug product for such Licensed Product held by DS as of the effective date of termination, and DS shall continue to pay to Esperion any applicable royalties due on any such sales. Notwithstanding Section 13.4.3 (Regulatory Materials), DS or its Sublicensees shall retain the Regulation Approvals and Pricing and Reimbursement Approvals until the time when the inventory of the Licensed Products are sold and consumed.
13.4.6Transition Activities.
a.The Parties wish to provide a mechanism to ensure that, assuming the Licensed Product is available to patients as of the reversion date, patients who were being treated with the Licensed Product prior to such termination or who desire access to the Licensed Product can continue to have access to such Licensed Product while the regulatory and commercial responsibilities for the Licensed Product are transitioned from DS to Esperion. As such, Esperion may request DS to perform transition activities that are necessary or useful to (1) transition DS’s Commercialization activities (if any) to Esperion to minimize disruption to sales, (2) provide patients with continued access to the applicable Licensed Products (if applicable), (3) enable Esperion (or Esperion’s designee) to assume and execute the responsibilities under all Regulatory Approvals and ongoing Clinical Studies for the applicable Licensed Product, and (4) transition any CMO or similar agreements entered into by DS pursuant to Section 5.2 (Back-Up Manufacturing Right), if applicable and if requested by Esperion (collectively, the “Transition Activities”), but no longer than [***] year following the effective date of termination.
b.Esperion may elect to have DS perform the applicable Transition Activities by providing written notice to DS no later than [***] days following the effective date of the termination of this Agreement in its entirety or with respect to a Terminated Country, as applicable. If Esperion requests Transition Activities, the Parties will mutually agree upon a transition plan for DS to perform the applicable Transition Activities including delivery and transition dates. In addition, the Parties will establish a transition committee consisting of at least each Party’s Alliance Managers, and up to [***] additional representatives from each Party who are from other relevant functional groups to facilitate a smooth transition. While DS is providing applicable Transition Activities, DS and Esperion will agree on talking points and a communication plan to customers, specialty pharmacies, physicians, regulatory authorities, patient advocacy groups, and clinical study investigators, in each case only if applicable at the time of reversion, and DS will make all such communications to such applicable entities in accordance with the mutually agreed talking points.
c.[***], Esperion will own all revenue derived from the Licensed Product after the termination date and DS will remit all such revenues to Esperion no later than the [***] day following the end of the month in which such revenue was received.
14.MISCELLANEOUS
14.1 Assignment. Except as provided in this Section 14.1 (Assignment), this Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the prior written consent of the other Party. Notwithstanding the foregoing, either Party may, without the other Party’s written consent, assign this Agreement and its rights and obligations hereunder in whole or in part to an Affiliate or to a party that acquires, by or otherwise in connection with, merger, sale of assets or otherwise, all or substantially all of the business of the assigning Party to which the subject matter of this Agreement relates, provided that the assignee assumes all of the assigning Party’s obligations under this Agreement, subject to Section 14.14.2 (Future Acquisition of a Party or its Business). The assigning Party shall remain responsible for the performance by its assignee of this Agreement or any obligations hereunder so assigned. Any purported assignment in violation of this Section 14.1 (Assignment) shall be void.

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14.2 Governing Law. The Agreement shall be construed, and the respective rights of the Parties determined, in accordance with the substantive Laws of the State of New York, notwithstanding any provisions of New York Law or any other Law governing conflicts of laws to the contrary.
14.3 Jurisdiction. Each Party by its execution hereof, (a) hereby irrevocably submits to the jurisdiction of the courts sitting in New York City, New York, for the purpose of any dispute arising between the Parties in connection with this Agreement (each, an “Action”), except as otherwise expressly provided in this Agreement; (b) hereby waives, to the extent not prohibited by applicable Law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such Action, any claim that (i) it is not subject personally to the jurisdiction of the above-named court, (ii) its property is exempt or immune from attachment or execution, (iii) any such Action brought in the above-named court should be dismissed on grounds of forum non conveniens, should be transferred or removed to any court other than the above-named court, or should be stayed by reason of the pendency of some other proceeding in any other court other than the above-named court, or (iv) this Agreement or the subject matter hereof may not be enforced in or by such court; and (c) hereby agrees not to commence any such Action other than before the above-named court. Notwithstanding the previous sentence a Party may commence any Action in a court other than the above-named court solely for the purpose of enforcing an order or judgment issued by the above-named court.
14.4 Entire Agreement; Amendments. This Agreement contains the entire understanding of the Parties with respect to the subject matter hereof, and supersedes all previous arrangements with respect to the subject matter hereof, whether written or oral. This Agreement (other than the Schedules attached hereto) may be amended, or any term hereof modified, only by a written instrument duly-executed by authorized representatives of both Parties hereto. The Schedules attached hereto may be amended, or any term hereof modified, only by a written instrument duly-executed by authorized representatives of both Parties hereto, except to the extent expressly provided in this Agreement.
14.5 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect by a competent court in any jurisdiction, the invalid, illegal or unenforceable provision(s) shall be severed from this Agreement and shall not affect the validity of this Agreement as a whole.
14.6 Headings. The captions to the Sections hereof are not a part of this Agreement but are merely for convenience to assist in locating and reading the several Sections hereof.
14.7 Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply.
14.8 Interpretation. Except where the context expressly requires otherwise, (a) the use of any gender herein shall be deemed to encompass references to either or both genders, and the use of the singular shall be deemed to include the plural (and vice versa); (b) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation” and shall not be interpreted to limit the provision to which it relates; (c) the word “will” shall be construed to have the same meaning and effect as the word “shall”; (d) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (e) any reference herein to any Person shall be construed to include the Person’s successors and permitted assigns; (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in each of their entirety, as the context requires, and not to any particular provision hereof; (g) all references herein to Sections or Schedules shall be construed to refer to Sections or Schedules of this Agreement, and references to this Agreement include all Schedules hereto; (h) the word “notice” means notice in writing (whether or not specifically stated) and shall include notices, consents, approvals and other written communications contemplated under this Agreement; (i) provisions that require that a Party, the Parties or any committee hereunder “agree,” “consent” or “approve” or the like shall require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding e-mail and instant messaging); (j) references to any specific law, rule or regulation, or article, Section or other division thereof, shall be deemed to include the

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then-current amendments thereto or any replacement or successor law, rule or regulation thereof; and (k) the term “or” shall be interpreted in the inclusive sense commonly associated with the term “and/or.”
14.9 No Implied Waivers; Rights Cumulative. Except as expressly provided in this Agreement, no failure on the part of Esperion or DS to exercise, and no delay in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at Law or in equity or otherwise, shall impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor shall any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.
14.10Notices. All notices which are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Esperion, to:	Esperion Therapeutics, Inc. 3891 Ranchero Drive, Suite 150 Ann Arbor, MI 48108 U.S.A. Attention: Chief Executive Officer
With a copy to:	Goodwin Procter LLP 100 Northern Avenue Boston, Massachusetts 02110 U.S.A. Attention: Christopher Denn
If to DS, to:	Daiichi Sankyo Company, Limited. 3-5-1, Nihonbashi-honcho, Chuo-ku, Tokyo 103-8426, Japan Attention: Vice President, Business Planning, ASCA Company
With a copy to:	Daiichi Sankyo Company, Limited. 3-5-1, Nihonbashi-honcho, Chuo-ku, Tokyo 103-8426, Japan Attention: Vice President, Legal Department
or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. In addition, each Party shall deliver a courtesy copy to the other Party’s Alliance Manager concurrently with such notice. Any such notice shall be deemed to have been given: (a) when delivered if personally delivered or sent by facsimile on a business day (or if delivered or sent on a non-business day, then on the next business day); (b) on receipt if sent by overnight courier; or (c) on receipt if sent by mail.
14.11Compliance with Export Regulations. Neither Party shall export any technology licensed to it by the other Party under this Agreement except in compliance with U.S. export Laws and other applicable foreign export Laws.
14.12Force Majeure. Neither Party shall be held liable to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performing any obligation under this Agreement (except liability of money payment obligations), to the extent that such failure or delay is caused by or results from causes which are enforceable and irresistible, potentially including embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire, floods, pandemic, or other acts of God. The affected Party shall notify the other Party of such force majeure circumstances as soon as reasonably practical, and shall promptly undertake all reasonable efforts necessary to cure such force majeure circumstances.
14.13Independent Parties. It is expressly agreed that Esperion and DS shall be independent contractors and that the relationship between Esperion and DS shall not constitute a partnership, joint venture or

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agency. Esperion shall not have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on DS, without the prior written consent of DS, and DS shall not have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on Esperion without the prior written consent of Esperion.
14.14Performance by Affiliates.
14.14.1Use of Affiliates. Each Party acknowledges and accepts that the other Party may exercise its rights and perform its obligations under this Agreement either directly or through one or more of its Affiliates. A Party’s Affiliates will have the benefit of all rights (including all licenses) of such Party under this Agreement. Accordingly, in this Agreement “DS” will be interpreted to mean “DS or its Affiliates” and “Esperion” will be interpreted to mean “Esperion or its Affiliates” where necessary to give each Party’s Affiliates the benefit of the rights provided to such Party in this Agreement; provided, however, that in any event each Party will remain responsible for the acts and omissions, including financial liabilities, of its Affiliates.
14.14.2Future Acquisition of a Party or its Business. Notwithstanding Section 14.14.1 (Use of Affiliates) or anything to the contrary in this Agreement, in the event of an acquisition of a Party or its business by a Third Party (an “Acquirer”) after the Effective Date, whether by merger, asset purchase or otherwise, as to any such Acquirer, the non-acquired Party shall not obtain rights, licenses, options or access to any Patent Rights, Know-How, product candidates or products that are held by the Acquirer or any Affiliate of the Acquirer that becomes an Affiliate of the acquired Party as a result of such acquisition (but excluding the acquired Party), that were not generated through any use or access to the Know-How or Patent Rights of the acquired Party, or that are not used by the acquired Party in connection with a Licensed Product.
14.14.3Acquired Programs.
a.Notwithstanding Section 14.14.1 (Use of Affiliates) or anything to the contrary in this Agreement, but subject to Section 14.1 (Assignment), in the event of either (a) an acquisition of a Party or its business after the Effective Date by an Acquirer whether by merger, asset purchase or otherwise, or (b) an acquisition by a Party after the Effective Date of the business or assets of a Third Party, whether by merger, asset purchase or otherwise, that includes any program(s) of the acquired Third Party that but for this Section 14.14.3 (Acquired Programs), would violate Section 10.4 (Exclusivity) (each such program, a “Competing Program,” and such acquired business or assets, an “Acquired Business”), then, in either case ((a) or (b)), the Acquirer or Acquired Business, and any Affiliate of the Acquirer or Acquired Business that becomes an Affiliate of the acquired or acquiring Party as a result of such acquisition (but excluding the acquired Party), shall not be subject to the restrictions in Section 10.4 (Exclusivity) as to: [***]
b.In addition, notwithstanding Section 14.14.1 (Use of Affiliates) or anything to the contrary in this Agreement, in the event of an acquisition by a Party after the Effective Date of an Acquired Business that includes a Competing Program that is the lead development program (if such Acquired Business has no commercial products) or lead commercial product (i.e. its product with the highest net sales) for such Acquired Business and its Affiliates, the acquiring Party (a) if DS, [***]; or (b) if Esperion, [***].
14.15Binding Effect; No Third Party Beneficiaries. As of the Effective Date, this Agreement shall be binding upon and inure to the benefit of the Parties and their respective permitted successors and permitted assigns. Except as expressly set forth in this Agreement, no Person other than the Parties and their respective Affiliates and permitted assignees hereunder shall be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.
14.16Counterparts. The Agreement may be executed in two or more counterparts, including by facsimile or PDF signature pages or other electronic means, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
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IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Effective Date.

Daiichi Sankyo Company, Limited	ESPERION THERAPEUTICS, INC.
BY: [***] NAME: [***] TITLE: [***]	BY: [***] NAME: [***] TITLE: [***]

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Schedule 1.52
Third Party Agreements
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Schedule 1.53
Esperion Trademarks*

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Schedule 1.81

Licensed Products

Description of Bempedoic Acid Formulations
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Schedule 2.1.2
Agreed Development Plan

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Schedule 3.9
Safety Data Exchange Agreement
See attachment

PHARMACOVIGILANCE AGREEMENT

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Schedule 5.4
Quality Agreement
See attachment

Quality Agreement
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Schedule 7.3
Press Releases
Esperion Press Release:

DS Press Release (English Version):

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Schedule 10.2
Disclosure Schedule
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Schedule 10.2.4
Existing Esperion Patent Rights

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